SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

August 26, 2009

Dear Shareholder:

You are cordially invited to attend a special joint shareholders meeting (the “Special Meeting”) of each of the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), the SunAmerica New Century Fund (the “New Century Fund”), each a series of SunAmerica Equity Funds (the “Trust”), and the Focused Mid-Cap Growth Portfolio (the “Mid-Cap Growth Portfolio” and collectively with the Growth Opportunities Fund and the New Century Fund, the “Funds” and each, a “Fund”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), to be held on Friday, October 16, 2009. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting your Fund.

We are asking for your vote to approve a proposed reorganization of your Fund with the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), also a series of the Corporation. In this reorganization, your Fund shares would, in effect, be exchanged for the same class of shares of the Small-Cap Growth Portfolio with the same aggregate net asset value of the Fund shares that you currently hold. It is currently anticipated that the reorganization of each Fund should be effected on a tax-free basis for federal income tax purposes.

The reorganization of each Fund is being proposed because SunAmerica Asset Management Corporation (“SAAMCo”), each Fund’s and the Small-Cap Growth Portfolio’s investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the respective reorganizations, than by continuing to operate, in each case, the two funds separately. SAAMCo further believes that it is in the best interests of each Fund’s shareholders to combine the Fund’s assets with a fund that has generally had a better performance history and the same or lower expense structure after reduction in the Small-Cap Growth Portfolio’s current advisory fee. SAAMCo believes that the Small-Cap Growth Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with each of the Funds. Each of the Growth Opportunities Fund, the New Century Fund, the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio follows a growth oriented philosophy and engages in the active trading of equity securities selected to achieve their respective investment objectives.

Each of the Board of Trustees of the Trust and the Board of Directors of the Corporation, as applicable, has determined that the proposed reorganization of each of the Funds with the Small-Cap Growth Portfolio is in the best interests of the relevant Fund and the Small-Cap Growth Portfolio, and the interests of the relevant Fund’s and the Small-Cap Growth Portfolio’s existing shareholders will not be diluted as a result of the applicable reorganization. If a reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the fourth quarter of 2009. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter(s) on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the Small-Cap Growth Portfolio, the specific proposal relating to your Fund being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve one or more of the following: (i) an agreement and plan of reorganization (a “Reorganization Agreement”) between SunAmerica Equity Funds (the “Trust”), on behalf its series, the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), and SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of its series, the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”); (ii) a Reorganization Agreement between the Trust, on behalf of its series, the SunAmerica New Century Fund (the “New Century Fund”), and the Corporation, on behalf of the Small-Cap Growth Portfolio; and (iii) a Reorganization Agreement between the Corporation, on behalf of its series, the Focused Mid-Cap Growth Portfolio (the “Mid-Cap Growth Portfolio” and together with the Growth Opportunities Fund and the New Century Fund, the “Target Funds” and each, a “Target Fund”), and the Corporation, on behalf of the Small-Cap Growth Portfolio (the Small-Cap Growth Portfolio, together with the Target Funds, the “Funds” and each, a “Fund”). The Small-Cap Growth Portfolio pursues an investment objective and certain investment strategies similar to that of each of the Target Funds. If the proposed reorganization (“Reorganization”) relating to your Target Fund is approved and completed, an account at the Small-Cap Growth Portfolio will be set up in your name, you will become a shareholder of the Small-Cap Growth Portfolio, and your Target Fund will be terminated as a series of the Trust or the Corporation, as applicable. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Fund and for a more complete description of the Small-Cap Growth Portfolio.

Q:	How does the relevant Board suggest that I vote?

A:	After careful consideration, the Board of Trustees of the Trust (the “Board of Trustees”) on behalf of each of the Growth Opportunities Fund and the New Century Fund and the Board of Directors of the Corporation (the “Board of Directors” and together with the Board of Trustees, the “Boards” and each, a “Board”), on behalf of the Mid-Cap Growth Portfolio, has determined that each proposed Reorganization is in the best interests of the relevant Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The relevant Board has determined that shareholders of a Target Fund may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have gross operating expenses below those of the Target Fund prior to the applicable Reorganization, (iii) the expectation that the combined fund will have net operating expenses at or below those of the Target Fund and (iv) the similarity of the investment objective and the compatibility of certain investment strategies of the Small-Cap Growth Portfolio.

Q:	How will the Reorganization affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization relating to their Fund, all the assets and liabilities of the Target Fund will be combined with those of the Small-Cap Growth Portfolio, an account will be set up in your name at the Small-Cap Growth Portfolio and you will receive shares of the Small-Cap Growth Portfolio. You will receive the same class of shares of the Small-Cap Growth Portfolio as you currently hold of your Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of a Reorganization, however, a shareholder of a Target Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the Small-Cap Growth Portfolio of the same class as the shares of the Target Fund that I now hold?

A:	Yes. You will receive shares of the Small-Cap Growth Portfolio of the same class as the shares you own of your Target Fund.

Q:	Will I own the same number of shares of the Small-Cap Growth Portfolio as I currently own of my Target Fund?

A:	No. You will receive shares of the Small-Cap Growth Portfolio with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Fund. However, the number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Small-Cap Growth Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the Small-Cap Growth Portfolio is lower than the net asset value of the corresponding share class of the relevant Target Fund, you will receive a greater number of shares of the Small-Cap Growth Portfolio in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Small-Cap Growth Portfolio is higher than the net asset value of the corresponding share class of the relevant Target Fund, you will receive fewer shares of the Small-Cap Growth Portfolio in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Small-Cap Growth Portfolio shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization relating to your Target Fund. However, if you are a shareholder of the Growth Opportunities Fund or the New Century Fund, each of which is a series of the Trust, a Massachusetts business trust, you will be a shareholder of the Small-Cap Growth Portfolio, which is a series of the Corporation, a Maryland corporation, as a result of the applicable Reorganization. If you are a shareholder of the Mid-Cap Growth Portfolio, you will remain a shareholder of a series of the Corporation as a result of the applicable Reorganization. As discussed in the Combined Proxy Statement/Prospectus, there are certain differences between Maryland corporations and Massachusetts business trusts with respect to shareholder rights. The shareholder services available to you after the applicable Reorganization will be identical.

Q:	Who will advise the Small-Cap Growth Portfolio once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by SunAmerica Asset Management Corp. (“SAAMCo”). The Small-Cap Growth Portfolio also is advised by SAAMCo and will continue to be advised by SAAMCo once the Reorganizations are completed. While the Small-Cap Growth Portfolio is currently subadvised by BAMCO, Inc., it will not be subadvised once the Reorganizations are completed.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization relating to your Target Fund. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Small-Cap Growth Portfolio acquired by you in the Reorganization relating to your Target Fund will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by SAAMCo and subsequently exchanged them for shares of the Target Fund.

Q:	How do operating expenses paid by the Small-Cap Growth Portfolio compare to those payable by each Target Fund?

A:	Following the Reorganizations, the Small-Cap Growth Portfolio’s gross operating expenses are expected to be below those of each Target Fund and the Small-Cap Growth Portfolio’s net projected operating expenses are expected to be the same as or below those of each Target Fund. However, based on the voluntary expense cap that is currently in effect with respect to Class C shares of the New Century Fund, the projected net operating expense ratio for Class C shares of the Combined Fund is expected to be higher than the current net operating expense ratio (including the voluntary waiver) for Class C shares of the New Century Fund. Nonetheless, this voluntary waiver may be terminated at any time at the option of SAAMCo. In addition, while there are no contractual expense caps in place for the New Century Fund, there are contractual expense caps in place for the Small-Cap Growth Portfolio.

Q:	What will I have to do to open an account in the Small-Cap Growth Portfolio? What happens to my account if the Reorganization is approved?

A:	If the Reorganization relating to your Target Fund is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Small-Cap Growth Portfolio. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the Small-Cap Growth Portfolio as you currently hold of your Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with a Reorganization. If you currently hold certificates representing your Target Fund shares, it is not necessary to surrender such certificates.

Q:	I have received other proxy statements from other funds in the SunAmerica complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each fund in which you own shares.

Q:	What happens if the Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the relevant Board will consider other alternatives.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganizations. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of another Target Fund do not approve the Reorganization relating to their Fund.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	Each Reorganization is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If a Reorganization so qualifies, in general, the relevant Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Small-Cap Growth Portfolio and the assumption of the Target Fund’s liabilities by the Small-Cap Growth Portfolio, or as a result of the Target Fund’s liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Small-Cap Growth Portfolio in connection with the Reorganization.

To the extent that prior to the applicable Reorganization, the portfolio holdings of a Target Fund are sold by the Target Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed, if required, to such Target Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Please refer to “Information about the Reorganizations—Material U.S. Federal Income Tax Consequences of the Reorganizations” for additional information about the federal tax consequences of each Reorganization.

Q:	Who will pay for the Reorganization?

A:	SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the Reorganization relating to such Fund. Please refer to “Information about the Reorganizations—Expenses of the Reorganizations” for additional information about the expenses associated with each Reorganization.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization relating to your Target Fund takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special joint shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card for each Fund.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the fourth quarter of 2009. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

Q:	Whom do I contact for further information?

A:	You may call Computershare, Inc., our proxy solicitation firm at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2009

To the Shareholders of each of the SunAmerica Growth Opportunities Fund, the SunAmerica New Century Fund and the Focused Mid-Cap Growth Portfolio:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), the SunAmerica New Century Fund (the “New Century Fund”), each a series of SunAmerica Equity Funds, a Massachusetts business trust (the “Trust”), and the Focused Mid-Cap Growth Portfolio (the “Mid-Cap Growth Portfolio” and together with the Growth Opportunities Fund and the New Century Fund, the “Target Funds” and each, a “Target Fund”), a series of SunAmerica Focused Series, Inc., a Maryland corporation (the “Corporation”), will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. The shareholders of each Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund pursuant to which the Target Fund would transfer all of its assets to the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the Corporation, in exchange solely for the assumption of the Target Fund’s liabilities by the Small-Cap Growth Portfolio and Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust and the Board of Directors of the Corporation have fixed the close of business on July 31, 2009 as the record date for determination of shareholders of each Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 62-63 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees and the Board of Directors,

/s/ Gregory N. Bressler Gregory N. Bressler
Secretary

Jersey City, New Jersey

August 26, 2009

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Focused Small-Cap Growth Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), the SunAmerica New Century Fund (the “New Century Fund”), each a series of SunAmerica Equity Funds, a Massachusetts business trust (the “Trust”), or the Focused Mid-Cap Growth Portfolio (the “Mid-Cap Growth Portfolio” and collectively with the Growth Opportunities Fund and the New Century Fund, the “Target Funds” and each, a “Target Fund”), a series of SunAmerica Focused Series, Inc., a Maryland corporation (the “Corporation”). A joint special meeting of shareholders of each of the Target Funds (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Friday, October 16, 2009 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund at the close of business on July 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Fund on or about August 26, 2009. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, each of the Board of Trustees of the Trust (the “Board of Trustees”) and the Board of Directors of the Corporation (the “Board of Directors” and together with the Board of Trustees, the “Boards” and each, a “Board”), as applicable, requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. The shareholders of each Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Fund pursuant to which the Target Fund would transfer all of its assets to the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the Corporation, in exchange solely for the assumption of the Target Fund’s liabilities by the Small-Cap Growth Portfolio and for Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees has approved a reorganization (“Reorganization”) with respect to each of the Growth Opportunities Fund and the New Century Fund by which each of the Growth Opportunities Fund and the New Century Fund, each a separate series of the Trust, an open-end management investment company, would be acquired by the Small-Cap Growth Portfolio, a series of the Corporation, an open-end management investment company. The Board of Directors has approved a Reorganization with respect to the Mid-Cap Growth Portfolio, a series of the Corporation, by which the Mid-Cap Growth Portfolio would be acquired by the Small-Cap Growth Portfolio. The Small-Cap Growth Portfolio has an investment objective to provide long-term growth of capital, which is identical to that of the Mid-Cap Growth Portfolio and similar to those of each of the Growth Opportunities Fund and the New Century Fund whose investment objectives are to provide capital appreciation. The Small-Cap Growth Portfolio also has certain strategies that are compatible with those of each of the Target Funds. Each Target Fund and the Small-Cap Growth Portfolio, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If a Target Fund’s shareholders approve the Reorganization relating to their Fund, the Target Fund will transfer its assets to the Small-Cap Growth Portfolio. The Small-Cap Growth Portfolio will assume the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Small-Cap Growth Portfolio to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust or the Corporation, as applicable. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Small-Cap Growth Portfolio as they currently hold of the Target Fund. The aggregate net asset value of the Small-Cap Growth Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of Class A, Class B, Class C and Class I shares of the Small-Cap Growth Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Small-Cap Growth Portfolio and the Target Funds (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated August 26, 2009 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•

the Small-Cap Growth Portfolio Statement of Additional Information for Class A, Class B, Class C and Class I shares (the “Small-Cap Growth Portfolio SAI”) dated February 27, 2009 (and as currently supplemented);

•

the Growth Opportunities Fund and the New Century Fund Prospectus dated January 28, 2009 (and as currently supplemented) and the Mid-Cap Growth Portfolio Prospectus dated February 28, 2009 (and as currently supplemented) (such Prospectuses, the “Target Funds Prospectuses”);

•

the Growth Opportunities Fund and the New Century Fund Statement of Additional Information dated January 28, 2009 (and as currently supplemented) and the Mid-Cap Growth Portfolio Statement of Additional Information dated February 27, 2009 (and as currently supplemented) (such Statements of Additional Information, the “Target Funds SAI”); and

•	the Semi-Annual Report to Shareholders of the Small-Cap Growth Portfolio for the fiscal period ended April 30, 2009 (the “Small-Cap Growth Portfolio Semi-Annual Report”).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Small-Cap Growth Portfolio Prospectus for Class A, Class B, Class C and Class I shares (the “Small-Cap Growth Portfolio Prospectus”) dated February 27, 2009 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Small-Cap Growth Portfolio for the fiscal year ended October 31, 2008 (the “Small-Cap Growth Portfolio Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Small-Cap Growth Portfolio Prospectus will apply to the Class A, Class B, Class C and Class I shares to be issued by the Small-Cap Growth Portfolio in connection with each Reorganization. These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SunAmerica Growth Opportunities Fund or SunAmerica New Century Fund c/o SunAmerica Equity Funds Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850	Focused Mid-Cap Growth Portfolio or Focused Small-Cap Growth Portfolio c/o SunAmerica Focused Series, Inc. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Boards know of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August 26, 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Trust and the Corporation is an open-end management investment company registered with the SEC. Each of the Growth Opportunities Fund and the New Century Fund is a separate series of the Trust and each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio is a separate series of the Corporation. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts and the Corporation is organized as a corporation under the laws of the State of Maryland. The investment objective of each of the Growth Opportunities Fund and the New Century Fund is to provide capital appreciation. The investment objective of the Mid-Cap Growth Portfolio is to provide long-term growth of capital. The investment objective of the Small-Cap Growth Portfolio is to provide long-term growth of capital.

Each of the Growth Opportunities Fund and the Small-Cap Growth Portfolio follows a “growth” oriented philosophy. A growth oriented philosophy - that of investing in securities believed to offer the potential for long-term growth of capital - focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. One principal difference between such Funds is that the Small-Cap Growth Portfolio uses a focused strategy, while the Growth Opportunities Fund does not. A focused strategy is one in which an investment adviser actively invests in a small number of holdings that constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Another principal difference between such Funds is that the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of “small-cap companies” with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. The Growth Opportunities Fund has no such investment policy but generally invests in equity securities issued by small-cap companies. Small-cap companies generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the largest company in the Russell 2000 Index had a market-cap of $3.28 billion. As of March 31, 2009, approximately 62% of the Growth Opportunities Fund’s net assets were invested in small-cap companies. In addition, the Small-Cap Growth Portfolio is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, the Small-Cap Growth Portfolio’s risk is increased because the effect of each stock on the Fund’s performance is greater. The Growth Opportunities Fund is “diversified,” as such term is defined in the 1940 Act.

Each of the New Century Fund and the Small-Cap Growth Portfolio follows a growth oriented philosophy, as described above. One principal difference between such Funds is that the Small-Cap Growth Portfolio uses a focused strategy, as described above, while the New Century Fund does not. Another principal difference between such Funds is that the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. The New Century Fund has no such investment policy and can invest in securities without regard to market capitalization. The New Century Fund does, however, generally invest a portion of its net assets in securities of small-cap companies. As of March 31, 2009, approximately 30% of the New Century Fund’s net assets were invested in small-cap companies. In addition, the Small-Cap Growth Portfolio is “non-diversified,” while the New Century Fund is “diversified.”

Each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio follows a growth oriented philosophy, as described above. In addition, both Funds use a focused strategy, as described above. One principal difference between such Funds is that the Mid-Cap Growth Portfolio invests at least 80% of its net assets in securities of “mid-cap companies,” while the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. Mid-Cap companies generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the smallest company in the Russell Midcap Index had a market-cap of $24 million and the largest company in the Russell Midcap Index had a market-cap of $14.9 billion. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment strategies. Investing in securities of small-cap companies is a significant, but non-principal, part of the Mid-Cap Growth Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant, but non-principal, part of the Small-Cap Growth Portfolio’s investment strategies. Both Funds are “non-diversified.”

SunAmerica Asset Management Corp. (“SAAMCo”) serves as the investment adviser of each of the Funds. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other retail funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only), at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganizations

The Board of Trustees, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganizations related to each of the Growth Opportunities Fund and the New Century Fund, on behalf of each of such Funds. The Board of Directors, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors” and together with the Independent Trustees, the “Independent Trustees/Directors”), has unanimously approved the Reorganization related to the Mid-Cap Growth Portfolio, on behalf of the Mid-Cap Growth Portfolio, and each of the Reorganizations, on behalf of the Small-Cap Growth Portfolio. Subject to approval by the relevant Target Fund shareholders, each Reorganization provides for:

•

the transfer of all the assets of the relevant Target Fund to the Small-Cap Growth Portfolio in exchange for the assumption of the Target Fund’s liabilities by the Small-Cap Growth Portfolio and Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio;

•	the distribution of such Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio to the relevant Target Fund’s shareholders; and

•	the termination of the relevant Target Fund as a series of the Trust or the Corporation, as applicable.

If a proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Small-Cap Growth Portfolio as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

SAAMCo believes that, with respect to each proposed Reorganization, the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the two Funds separately. SAAMCo further believes that it is in the best interests of each Target Fund’s shareholders to combine its assets with a

Fund that has generally had better performance history and the same or lower expense structure after reduction in the Small-Cap Growth Portfolio’s advisory fee. The Small-Cap Growth Portfolio, following completion of one or both of the Reorganizations, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. It is anticipated that the gross operating expense ratio for the Combined Fund will be lower than the current gross operating expense ratio for each Target Fund and that the net operating expense ratio for the Combined Fund will be the same or lower than the current net operating expense ratio for each Target Fund. SAAMCo believes that continuing to operate each Target Fund as currently constituted is not in the best interests of the Target Fund’s shareholders.

In approving each Reorganization, the relevant Board, including the relevant Independent Trustees/Directors, determined that participation in the Reorganization is in the best interests of the relevant Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The relevant Board considered the Reorganization proposals at meetings held in April and May 2009, and at a meeting held on June 2, 2009, the entire Board, including the Independent Trustees/Directors, unanimously approved each relevant Reorganization. The approval determinations were made on the basis of each Trustee’s or Director’s judgment after consideration of all of the factors taken as a whole, though individual Trustees and Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by each Board with regard to each applicable Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the relevant Target Fund and the Small-Cap Growth Portfolio are similar and certain strategies of the relevant Target Fund and Small-Cap Growth Portfolio are compatible, while others are different. The Trustees and the Directors considered the principal differences in investment strategy between the Small-Cap Growth Portfolio and each relevant Target Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) below those of the each Target Fund; and that the Combined Fund will have net operating expenses (i.e., operating expenses after taking into account contractual fee waivers and expense reimbursement arrangements) the same as or below those of each Target Fund. While each Board noted that there is currently a voluntary waiver in effect with respect to Class C shares of the New Century Fund and that the projected net operating expense ratio of the Class C shares of the Combined Fund is expected to be higher than the amount of this voluntary cap, the Trustees observed that this voluntary waiver could be terminated at any time at the option of SAAMCo. Each Board also considered that while there are no contractual expense caps in place for Class A, Class B or Class C of each of the Growth Opportunities Fund and the New Century Fund, each of the Mid-Cap Growth Portfolio, the Small-Cap Growth Portfolio and Class I of the Growth Opportunities Fund is subject to a contractual expense cap under an Expense Limitation Agreement between the Trust or the Corporation, as the case may be, on behalf of the relevant Fund, and SAAMCo (the “Expense Limitation Agreement”), as described in the footnotes to the Fee Tables below. While such contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future. The Trustees and Directors further noted that, in connection with the Reorganizations, the Directors approved a reduction in the Small-Cap Growth Portfolio’s advisory fee, effective upon the closing date of the Reorganizations, which will have the effect of reducing the gross operating expenses of the Combined Fund and which may have the effect of reducing net operating expenses of the Combined Fund.

•	The personnel of SAAMCo who will manage the Combined Fund. The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Fund after the

Reorganization. The Directors further noted that the proposed portfolio manager of the Combined Fund currently manages each of the Growth Opportunities Fund and the New Century Fund. See “Comparison of the Funds—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. While not predictive of future results, the fact that the Small-Cap Growth Portfolio has had generally better historical performance compared with each Target Fund. The Board noted that the current portfolio manager of the Small-Cap Growth Portfolio would not be managing the Combined Fund, and that the proposed portfolio manager of the Combined Fund currently manages each of the Growth Opportunities Fund and the New Century Fund. The Directors also considered the individual performance of the proposed portfolio manager of the Combined Fund in the context of his management of the Growth Opportunities Fund since January 2006, and of BAMCO, Inc. (BAMCO) as sole manager of the Small-Cap Growth Portfolio since August 22, 2008, and as the manager of a sleeve of the Small-Cap Growth Portfolio prior to August 22, 2008, when the Small-Cap Growth Portfolio was managed by multiple advisers.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

•

The fact that SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the applicable Reorganization as described in the relevant Reorganization Agreement.

If a Reorganization is not approved by shareholders of the relevant Target Fund, the relevant Board may consider other alternatives. If no such suitable alternatives can be found, the relevant Board may consider the liquidation of such Target Fund. Any such liquidation could be a taxable event for certain shareholders.

Each of the Board of Trustees and the Board of Directors, as applicable, unanimously recommends that you vote “For” the Reorganization relating to your Target Fund.

Investment Objectives and Principal Investment Strategies

Comparison of the Growth Opportunities Fund and the Small-Cap Growth Portfolio

Investment Objectives. The investment objectives of the Growth Opportunities Fund and the Small-Cap Growth Portfolio are similar. The investment objective of the Growth Opportunities Fund is to provide capital appreciation. The investment objective of the Small-Cap Growth Portfolio is to provide long-term growth of capital. Each of the Growth Opportunities Fund’s and the Small-Cap Growth Portfolio’s investment objective may be changed without shareholder approval. The Combined Fund will pursue the Small-Cap Growth Portfolio’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a “growth” oriented philosophy. A growth oriented philosophy—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The Growth Opportunities Fund’s principal investment technique is the active trading of equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Small-Cap Growth Portfolio’s principal investment technique is the active trading of equity securities selected on the basis of growth criteria. Under normal market conditions, at least 80% of the Small-Cap Growth Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index.

Each Fund engages in the active trading of equity securities meaning that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains (potentially taxable to shareholders as ordinary income) or losses. For the fiscal year ended October 31, 2008, the portfolio turnover rate for the Small-Cap Growth Portfolio was 56%, and for the fiscal year ended September 30, 2008, the portfolio turnover rate for the Growth Opportunities Fund was 510%. Higher portfolio turnover may decrease the after-tax return to shareholders due to higher portfolio transaction costs and to the extent it results in the realization of net capital gains, which may be taxable when distributed to shareholders. As noted, distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Foreign securities are a significant (non-principal) investment of each Fund. Additionally, small-cap stocks are a significant (non-principal) investment of the Growth Opportunities Fund and mid-cap companies are a significant (non-principal) investment of the Small-Cap Growth Portfolio.

Each Fund may also invest in short-term investments (up to 10% of its net assets in the case of the Growth Opportunities Fund), defensive instruments and options and futures as part of efficient portfolio management and to potentially produce some income. Each Fund may also make special situations investments for the same purposes. Additionally, as part of efficient portfolio management, the Growth Opportunities Fund may borrow for temporary and emergency purposes (up to 5% of its net assets). The Small-Cap Growth Portfolio may borrow to enhance investment performance (up to 50% of its net assets) and may borrow for temporary or emergency purposes (up to 33 1/3% of its total assets). Each Fund’s principal investment strategies and techniques may be changed without shareholder approval.

The Combined Fund’s principal investment strategies and techniques will be those of the Small-Cap Growth Portfolio.

Comparison. A main difference between the Funds is that the Small-Cap Growth Portfolio uses a focused strategy, while the Growth Opportunities Fund does not. A focused strategy is one in which an investment adviser actively invests in a small number of holdings that constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Another main difference between the Funds is that the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. The Growth Opportunities Fund has no such investment policy but generally invests in equity securities issued by small-cap companies. As of March 31, 2009, approximately 62% of the Growth Opportunities Fund’s net assets were invested in small-cap companies. Small-cap companies generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the largest company in the Russell 2000 Index had a market-cap of $3.28 billion. In addition, the Small-Cap Growth Portfolio is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, the Small-Cap Growth Portfolio’s risk is increased because the effect of each stock on the Fund’s performance is greater. The Growth Opportunities Fund is “diversified,” as such term is defined in the 1940 Act.

While the Growth Opportunities Fund and the Small-Cap Growth Portfolio have certain differences in strategies and techniques, the Funds pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Small-Cap Growth Portfolio and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal and Other Investment Risks” below.

Comparison of the New Century Fund and the Small-Cap Growth Portfolio

Investment Objectives. The investment objective of the New Century Fund is to provide capital appreciation. The investment objective of the Small-Cap Growth Portfolio is to provide long-term growth of capital. The investment objectives of the New Century Fund and the Small-Cap Growth Portfolio are similar. Each of the New Century Fund’s and the Small-Cap Growth Portfolio’s investment objective may be changed without shareholder approval. The Combined Fund will pursue the Small-Cap Growth Portfolio’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a “growth” oriented philosophy. As described above, a growth oriented philosophy - that of investing in securities believed to offer the potential for long-term growth of capital - focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The New Century Fund’s principal investment technique is the active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization. The Small-Cap Growth Portfolio’s principal investment technique is the active trading of equity securities selected on the basis of growth criteria. Under normal market conditions, at least 80% of the Small-Cap Growth Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index.

Each Fund engages in the active trading of equity securities meaning that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains (potentially taxable to shareholders as ordinary income) or losses. For the fiscal year ended October 31, 2008, the portfolio turnover rate for the Small-Cap Growth Portfolio was 56%, and for the fiscal year ended September 30, 2008, the portfolio turnover rate for the New Century Fund was 659%. Higher portfolio turnover may decrease the after-tax return to shareholders due to higher portfolio transaction costs and to the extent it results in the realization of net capital gains, which may be taxable when distributed to shareholders. As noted, distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Foreign securities are a significant (non-principal) investment of each Fund. Additionally, mid-cap companies are a significant (non-principal) investment of the Small-Cap Growth Portfolio.

Each Fund may also invest in short-term investments (up to 10% of its net assets in the case of the New Century Fund), defensive instruments and options and futures as part of efficient portfolio management and to potentially produce some income. Each Fund may also make special situations investments for the same purposes. Additionally, as part of efficient portfolio management and to potentially produce some income, each Fund may borrow for temporary and emergency purposes (up to 5% of the New Century Fund’s net assets and up to 33 1/3% of the Small-Cap Growth Portfolio’s total assets) and to enhance investment performance (up to 50%

of its net assets). Each Fund’s principal investment strategies and techniques may be changed without shareholder approval.

The Combined Fund’s principal investment strategies and techniques will be those of the Small-Cap Growth Portfolio.

Comparison. A main difference between the Funds is that the Small-Cap Growth Portfolio uses a focused strategy, while the New Century Fund does not. A focused strategy is one in which an investment adviser actively invests in a small number of holdings that constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Another main difference between the Funds is that the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. The New Century Fund has no such investment policy and can invest in securities without regard to market capitalization. The New Century Fund does, however, generally invest a portion of its net assets in securities of small-cap companies. As of March 31, 2009, approximately 30% of the New Century Fund’s net assets were invested in “small-cap companies.” Small-cap companies generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the largest company in the Russell 2000 Index had a market-cap of $3.28 billion.

In addition, as part of the New Century Fund’s principal investment techniques, the Fund invests in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies SAAMCo believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund’s investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the Fund’s holdings. The Small-Cap Growth Portfolio’s investments may, from time to time, include companies and market sectors believed to offer rapid growth opportunities and trends such as the computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security sectors, although the Small-Cap Growth Portfolio is not obligated to invest in any particular market sector. In addition, the Small-Cap Growth Portfolio is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, the Small-Cap Growth Portfolio’s risk is increased because the effect of each stock on the Fund’s performance is greater. The New Century Fund is “diversified,” as such term is defined in the 1940 Act.

While the New Century Fund and the Small-Cap Growth Portfolio have certain differences in strategies and techniques, the Funds pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Small-Cap Growth Portfolio and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal and Other Investment Risks” below.

Comparison of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio

Investment Objectives. The investment objectives of Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio are identical. Each Fund seeks long-term growth of capital. Each of the Mid-Cap Growth Portfolio’s and the Small-Cap Growth Portfolio’s investment objective may be changed without shareholder approval. The Combined Fund will pursue the Small-Cap Growth Portfolio’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a “growth” oriented philosophy. A growth oriented philosophy - that of investing in securities believed to offer the potential for long-term growth of capital - focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. Each Fund uses a focused strategy. A focused strategy is one in which the investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Fund will generally hold between 30 to 50 securities, although the Fund’s investment adviser may, in its discretion, hold less than 30 securities. Examples of when a Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Fund or a portion of the Fund’s assets. Each Fund’s investment adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position. Each of the Funds is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater.

Each Fund’s principal investment technique is the active trading of equity securities selected on the basis of growth criteria. Under normal market conditions, at least 80% of the Mid-Cap Growth Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies. Under normal market conditions, at least 80% of the Small-Cap Growth Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index.

Each Fund engages in the active trading of equity securities meaning that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains (potentially taxable to shareholders as ordinary income) or losses. For the fiscal year ended October 31, 2008, the portfolio turnover rate for the Small-Cap Growth Portfolio was 56%, and the portfolio turnover rate for the Mid-Cap Growth Portfolio was 175%. Higher portfolio turnover may decrease the after-tax return to shareholders due to higher portfolio transaction costs and to the extent it results in the realization of net capital gains, which may be taxable when distributed to shareholders. As noted, distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Foreign securities are a significant (non-principal) investment of each Fund. Additionally, small-cap companies and large-cap companies are significant (non-principal) investments of the Mid-Cap Growth Portfolio and mid-cap companies are a significant (non-principal) investment of the Small-Cap Growth Portfolio.

Each Fund may also invest in short-term investments, defensive instruments and options and futures as part of efficient portfolio management and to potentially produce some income. Each Fund may also make special situations investments for the same purposes. Additionally, as part of efficient portfolio management and to potentially produce some income, the Mid-Cap Growth Portfolio may invest in exchange-traded funds. Each Fund’s principal investment strategies and techniques may be changed without shareholder approval.

The Combined Fund’s principal investment strategies and techniques will be those of the Small-Cap Growth Portfolio.

Comparison. A main difference between the Funds is that the Mid-Cap Growth Portfolio invests at least 80% of its net assets in securities of mid-cap companies; while the Small-Cap Growth Portfolio invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Fund’s benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment strategies. Investing in securities of small-cap companies is a significant, but non-principal, part of the Mid-Cap Growth Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant, but non-principal, part of the Small-Cap Growth Portfolio’s investment strategies.

While the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio have certain differences in strategies and techniques, the Funds pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Small-Cap Growth Portfolio and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal and Other Investment Risks” below.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Fund Class A shares will receive Small-Cap Growth Portfolio Class A shares, holders of Target Fund Class B shares will receive Small-Cap Growth Portfolio Class B shares, holders of Target Fund Class C shares will receive Small-Cap Growth Portfolio Class C shares and, if applicable, holders of Target Fund Class I shares will receive Small-Cap Growth Portfolio Class I shares.

Fee Tables as of April 30, 2009 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization(s) had taken place on April 30, 2009 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended April 30, 2009, and may be different than annualized percentages that are based on fees and expenses incurred during the six-month period ended April 30, 2009. Future fees and expenses may be greater or less than those indicated below.

Growth Opportunities Fund and Small-Cap Growth Portfolio

	Actual						Actual
	Growth Opportunities Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*		Growth Opportunities Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		1.00%		0.75%		0.75%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.97%		0.42%		0.42%		1.08%		0.56%		0.54%

Total Annual Fund Operating Expenses	2.07%		1.77%		1.52%		2.83%		2.56%		2.29%

Fee Waiver and Expense Reimbursements (Recoupment)	—		0.05	%(7)	(0.07	)%(7)	—		0.19	%(7)	(0.08	)%(7)
Net Total Annual Fund Operating Expenses	2.07	%(5)(8)	1.72	%(5)(6)	1.59	%(5)(6)	2.83	%(5)(8)	2.37	%(5)(6)	2.37	%(5)(6)

Footnotes begin on the next page.

	Actual						Actual
	Growth Opportunities Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*		Growth Opportunities Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class C		Class C		Class C		Class I		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%		None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		1.00%		0.75%		0.75%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%		None		None		None
Other Expenses	1.20%		0.46%		0.44%		13.83%		0.83%		0.79%

Total Annual Fund Operating Expenses	2.95%		2.46%		2.19%		14.58%		1.83%		1.54%

Fee Waiver and Expense Reimbursements (Recoupment)	—		0.09	%(7)	(0.12	)%(7)	13.25	%(7)	0.21	%(7)	0.21	%(7)
Net Total Annual Fund Operating Expenses	2.95	%(5)(8)	2.37	%(5)(6)	2.31	%(5)(6)	1.33	%(5)(6)	1.62	%(5)(6)	1.33	%(5)(6)

*	Pro Forma Combined Fund assumes the Reorganization of only the Growth Opportunities Fund into the Small-Cap Growth Portfolio as of April 30, 2009.
(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of the Growth Opportunities Fund’s, the Small-Cap Growth Portfolio’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.96% for Class A shares, 2.72% for Class B shares, 2.84% for Class C shares and 1.22% for Class I shares of the Growth Opportunities Fund, 1.70% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.60% for Class I shares of the Small-Cap Growth Portfolio and 1.55% for Class A shares, 2.32% for Class B shares, 2.28% for Class C shares and 1.31% for Class I shares of the Pro Forma Combined Fund.
(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.33% for Class I shares of the Growth Opportunities Fund, 1.72% for Class A shares, 2.37% for Class B shares, 2.37% for Class C shares and 1.62% for Class I shares of the Small-Cap Growth Portfolio and the Pro Forma Combined Fund. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the relevant Board, including a majority of the Independent Trustees/Directors.
(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.
(8)	SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for Class A, Class B and Class C shares of the Growth Opportunities Fund does not exceed 1.80%, 2.45% and 2.45%, respectively. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SAAMCo.

New Century Fund and Small-Cap Growth Portfolio

	Actual						Actual
	New Century Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*		New Century Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		1.00%		0.75%		0.75%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.71%		0.42%		0.42%		0.98%		0.56%		0.54%

Total Annual Fund Operating Expenses	1.81%		1.77%		1.52%		2.73%		2.56%		2.29%

Fee Waiver and Expense Reimbursements (Recoupment)	—		0.05	%(7)	(0.06	)%(7)	—		0.19	%(7)	(0.08	)%(7)
Net Total Annual Fund Operating Expenses	1.81	%(5)(8)	1.72	%(5)(6)	1.58	%(5)(6)	2.73	%(5)(8)	2.37	%(5)(6)	2.37	%(5)(6)

Footnotes begin on the next page.

	Actual
	New Century Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%
Other Expenses	1.12%		0.46%		0.45%

Total Annual Fund Operating Expenses	2.87%		2.46%		2.20%

Fee Waiver and Expense Reimbursements (Recoupment)	—		0.09	%(7)	(0.12	)%(7)
Net Total Annual Fund Operating Expenses	2.87	%(5)(8)	2.37	%(5)(6)	2.32	%(5)(6)

*	Pro Forma Combined Fund assumes the Reorganization of only the New Century Fund into the Small-Cap Growth Portfolio as of April 30, 2009.
(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of the New Century Fund’s, the Small-Cap Growth Portfolio’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.66% for Class A shares, 2.57% for Class B shares and 2.72% for Class C shares of the New Century Fund, 1.70% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares of the Small-Cap Growth Portfolio and 1.53% for Class A shares, 2.32% for Class B shares and 2.29% for Class C shares of the Pro Forma Combined Fund.
(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class B shares and 2.37% for Class C shares of the Small-Cap Growth Portfolio and the Pro Forma Combined Fund. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.
(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.
(8)	SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for Class A, Class B and Class C shares of the New Century Fund does not exceed 1.80%, 2.45% and 2.14%, respectively. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SAAMCo.

Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio

	Actual						Actual
	Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*		Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		1.00%		0.75%		1.00%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.51%		0.42%		0.39%		1.95%		0.56%		0.54%

Total Annual Fund Operating Expenses	1.86%		1.77%		1.49%		3.95%		2.56%		2.29%

Fee Waiver and Expense Reimbursements (Recoupment)	0.14	%(7)	0.05	%(7)	(0.06	)%(7)	1.58	%(7)	0.19	%(7)	(0.08	)%(7)
Net Total Annual Fund Operating Expenses	1.72	%(5)(6)	1.72	%(5)(6)	1.55	%(5)(6)	2.37	%(5)(6)	2.37	%(5)(6)	2.37	%(5)(6)

Footnotes begin on the next page.

	Actual
	Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%
Other Expenses	0.94%		0.46%		0.44%

Total Annual Fund Operating Expenses	2.94%		2.46%		2.19%

Fee Waiver and Expense Reimbursements (Recoupment)	0.57	%(7)	0.09	%(7)	(0.18	)%(7)
Net Total Annual Fund Operating Expenses	2.37	%(5)(6)	2.37	%(5)(6)	2.37	%(5)(6)

*	Pro Forma Combined Fund assumes the Reorganization of only the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio as of April 30, 2009.
(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of the Mid-Cap Growth Portfolio’s, the Small-Cap Growth Portfolio’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.68% for Class A shares, 2.33% for Class B shares and 2.33% for Class C shares of the Mid-Cap Growth Portfolio, 1.70% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares of the Small-Cap Growth Portfolio and 1.52% for Class A shares, 2.35% for Class B shares and 2.34% for Class C shares of the Pro Forma Combined Fund.
(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class B shares and 2.37% for Class C shares of the Mid-Cap Growth Portfolio, the Small-Cap Growth Portfolio and the Pro Forma Combined Fund. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.
(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

Growth Opportunities Fund, New Century Fund, Mid-Cap Growth Portfolio, Small-Cap Growth Portfolio and the Pro Forma Combined Fund*

	Actual
	Growth Opportunities Fund		New Century Fund		Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		1.00%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		0.35%		0.35%
Other Expenses	0.97%		0.71%		0.51%		0.42%		0.39%

Total Annual Fund Operating Expenses	2.07%		1.81%		1.86%		1.77%		1.49%

Fee Waiver and Expense Reimbursements (Recoupment)	—		—		0.14	%(7)	0.05	%(7)	(0.04	)%(7)
Net Total Annual Fund Operating Expenses	2.07	%(5)(8)	1.81	%(5)(8)	1.72	%(5)(6)	1.72	%(5)(6)	1.53	%(5)(6)

Footnotes begin on page 23.

	Actual
	Growth Opportunities Fund		New Century Fund		Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class B		Class B		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	4.00%		4.00%		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		1.00%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Other Expenses	1.08%		0.98%		1.95%		0.56%		0.51%

Total Annual Fund Operating Expenses	2.83%		2.73%		3.95%		2.56%		2.26%

Fee Waiver and Expense Reimbursements (Recoupment)	—		—		1.58	%(7)	0.19	%(7)	(0.11	)%(7)
Net Total Annual Fund Operating Expenses	2.83	%(5)(8)	2.73	%(5)(8)	2.37	%(5)(6)	2.37	%(5)(6)	2.37	%(5)(6)

Footnotes begin on page 23.

	Actual
	Growth Opportunities Fund		New Century Fund		Mid-Cap Growth Portfolio		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class C		Class C		Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		0.75%		1.00%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Other Expenses	1.20%		1.12%		0.94%		0.46%		0.44%

Total Annual Fund Operating Expenses	2.95%		2.87%		2.94%		2.46%		2.19%

Fee Waiver and Expense Reimbursements (Recoupment)	—		—		0.57	%(7)	0.09	%(7)	(0.10	)%(7)
Net Total Annual Fund Operating Expenses	2.95	%(5)(8)	2.87	%(5)(8)	2.37	%(5)(6)	2.37	%(5)(6)	2.29	%(5)(6)

Footnotes begin on page 23.

	Actual
	Growth Opportunities Fund		Small-Cap Growth Portfolio		Pro Forma Combined Fund*
	Class I		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%		1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	None		None		None
Other Expenses	13.83%		0.83%		0.77%

Total Annual Fund Operating Expenses	14.58%		1.83%		1.52%

Fee Waiver and Expense Reimbursements (Recoupment)	13.25%		0.21	%(7)	0.19	%(7)
Net Total Annual Fund Operating Expenses	1.33	%(5)(6)	1.62	%(5)(6)	1.33	%(5)(6)

*	Pro Forma Combined Fund assumes the Reorganization of each of the Growth Opportunities Fund, the New Century Fund and the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio as of April 30, 2009.
(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of the Growth Opportunities Fund’s, the New Century Fund’s, the Mid-Cap Growth Portfolio’s, the Small-Cap Growth Portfolio’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.96% for Class A shares, 2.72% for Class B shares, 2.84% for Class C shares and 1.22% for Class I shares of the Growth Opportunities Fund, 1.66% for Class A shares, 2.57% for Class B shares and 2.72% for Class C shares of the New Century Fund, 1.68% for Class A shares, 2.33% for Class B shares and 2.33% for Class C shares of the Mid-Cap Growth Portfolio, 1.70% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.60% for Class I shares of the Small-Cap Growth Portfolio and 1.47% for Class A shares, 2.31% for Class B shares, 2.25% for Class C shares and 1.31% for Class I shares of the Pro Forma Combined Fund.
(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class B shares and 2.37% for Class C shares of the Mid-Cap Growth Portfolio, the Small-Cap Growth Portfolio and the Pro Forma Combined Fund, 1.33% for Class I shares of the Growth Opportunities Fund and 1.62% for Class I shares of the Small-Cap Growth Portfolio and the Pro Forma Combined Fund. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the relevant Board, including a majority of the Independent Trustees/Directors.
(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.
(8)	SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for Class A, Class B and Class C shares of the Growth Opportunities Fund does not exceed 1.80%, 2.45% and 2.45%, respectively, and that the total net expense ratio for Class A, Class B and Class C shares of the New Century Fund does not exceed 1.80%, 2.45% and 2.14%, respectively. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SAAMCo.

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated (for the periods ended April 30, 2009), that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

Growth Opportunities Fund into Small-Cap Growth Portfolio:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Growth Opportunities Fund	$773	$1,186	$1,625	$2,837
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$727	$1,048	$1,391	$2,356
Class B
Growth Opportunities Fund*	$686	$1,177	$1,694	$2,976
Small-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Pro Forma Combined Fund**	$640	$1,039	$1,465	$2,512
Class C
Growth Opportunities Fund	$398	$913	$1,552	$3,271
Small-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Pro Forma Combined Fund**	$334	$721	$1,235	$2,646
Class I
Growth Opportunities Fund	$135	$421	$729	$1,601
Small-Cap Growth Portfolio	$165	$511	$881	$1,922
Pro Forma Combined Fund**	$135	$421	$729	$1,601

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Growth Opportunities Fund	$773	$1,186	$1,625	$2,837
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$727	$1,048	$1,391	$2,356
Class B
Growth Opportunities Fund*	$286	$877	$1,494	$2,976
Small-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Pro Forma Combined Fund**	$240	$739	$1,265	$2,512
Class C
Growth Opportunities Fund	$298	$913	$1,552	$3,271
Small-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Pro Forma Combined Fund**	$234	$721	$1,235	$2,646
Class I
Growth Opportunities Fund	$135	$421	$729	$1,601
Small-Cap Growth Portfolio	$165	$511	$881	$1,922
Pro Forma Combined Fund**	$135	$421	$729	$1,601

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	Pro Forma Combined Fund assumes the Reorganization of only the Growth Opportunities Fund into the Small-Cap Growth Portfolio as of April 30, 2009.

New Century Fund into Small-Cap Growth Portfolio:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
New Century Fund	$748	$1,112	$1,499	$2,579
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$726	$1,045	$1,386	$2,345
Class B
New Century Fund*	$676	$1,147	$1,645	$2,840
Small-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Pro Forma Combined Fund**	$640	$1,039	$1,465	$2,510
Class C
New Century Fund	$390	$889	$1,513	$3,195
Small-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Pro Forma Combined Fund**	$335	$724	$1,240	$2,656

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
New Century Fund	$748	$1,112	$1,499	$2,579
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$726	$1,045	$1,386	$2,345
Class B
New Century Fund*	$276	$847	$1,445	$2,840
Small-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Pro Forma Combined Fund**	$240	$739	$1,265	$2,510
Class C
New Century Fund	$290	$889	$1,513	$3,195
Small-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Pro Forma Combined Fund**	$235	$724	$1,240	$2,656

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	Pro Forma Combined Fund assumes the Reorganization of only the New Century Fund into the Small-Cap Growth Portfolio as of April 30, 2009.

Mid-Cap Growth Portfolio into Small-Cap Growth Portfolio:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$724	$1,036	$1,371	$2,314
Class B
Mid-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Small-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Pro Forma Combined Fund**	$640	$1,039	$1,465	$2,502
Class C
Mid-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Small-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Pro Forma Combined Fund**	$340	$739	$1,265	$2,706

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$724	$1,036	$1,371	$2,314
Class B
Mid-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Small-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Pro Forma Combined Fund**	$240	$739	$1,265	$2,502
Class C
Mid-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Small-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Pro Forma Combined Fund**	$240	$739	$1,265	$2,706

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	Pro Forma Combined Fund assumes the Reorganization of only the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio as of April 30, 2009.

Growth Opportunities, New Century Fund and Mid-Cap Growth Portfolio into Small-Cap Growth Portfolio:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Growth Opportunities Fund	$773	$1,186	$1,625	$2,837
New Century Fund	$748	$1,112	$1,499	$2,579
Mid-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$722	$1,031	$1,361	$2,294
Class B
Growth Opportunities Fund*	$686	$1,177	$1,694	$2,976
New Century Fund*	$676	$1,147	$1,645	$2,840
Mid-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Small-Cap Growth Portfolio*	$640	$1,039	$1,465	$2,545
Pro Forma Combined Fund**	$640	$1,039	$1,465	$2,497
Class C
Growth Opportunities Fund	$398	$913	$1,552	$3,271
New Century Fund	$390	$889	$1,513	$3,195
Mid-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Small-Cap Growth Portfolio	$340	$739	$1,265	$2,706
Pro Forma Combined Fund**	$332	$715	$1,225	$2,626
Class I
Growth Opportunities Fund	$135	$421	$729	$1,601
Small-Cap Growth Portfolio	$165	$511	$881	$1,922
Pro Forma Combine Fund**	$135	$421	$729	$1,601

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Growth Opportunities Fund	$773	$1,186	$1,625	$2,837
New Century Fund	$748	$1,112	$1,499	$2,579
Mid-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Growth Portfolio	$740	$1,086	$1,455	$2,488
Pro Forma Combined Fund**	$722	$1,031	$1,361	$2,294
Class B
Growth Opportunities Fund*	$286	$877	$1,494	$2,976
New Century Fund*	$276	$847	$1,445	$2,840
Mid-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Small-Cap Growth Portfolio*	$240	$739	$1,265	$2,545
Pro Forma Combined Fund**	$240	$739	$1,265	$2,497
Class C
Growth Opportunities Fund	$298	$913	$1,552	$3,271
New Century Fund	$290	$889	$1,513	$3,195
Mid-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Small-Cap Growth Portfolio	$240	$739	$1,265	$2,706
Pro Forma Combined Fund**	$232	$715	$1,225	$2,626
Class I
Growth Opportunities Fund	$135	$421	$729	$1,601
Small-Cap Growth Portfolio	$165	$511	$881	$1,922
Pro Forma Combine Fund**	$135	$421	$729	$1,601

*	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	Pro Forma Combined Fund assumes the Reorganization of each of the Growth Opportunities Fund, the New Century Fund and the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio as of April 30, 2009.

Federal Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, the relevant Target Fund, the Small-Cap Growth Portfolio, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of each Reorganization, the Corporation, on behalf of the Small-Cap Growth Portfolio, and the Trust or the Corporation, as the case may be, on behalf of the relevant Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the proposed portfolio manager of the Combined Fund does not anticipate requesting the disposition of a portion of the Growth Opportunities Fund’s, the New Century Fund’s or the Mid-Cap Growth Portfolio’s portfolio holdings before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion of each of the Growth Opportunities Fund’s, the New Century Fund’s and the Mid-Cap Growth Portfolio’s portfolio holdings following the closing of the applicable Reorganization. The proposed portfolio manager also anticipates disposing of a substantial portion of the Small-Cap Growth Portfolio’s portfolio holdings after the closing of the Reorganizations, since he will be assuming management of such Fund. The extent of these sales is primarily due to the limits on the number of securities that the Small-Cap Growth Portfolio is able to hold pursuant to its focused strategy.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and each of the Growth Opportunities Fund’s, the New Century Fund’s or the Mid-Cap Growth Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the applicable Reorganization will be distributed, if required, to the shareholders of the Growth Opportunities Fund, the New Century Fund or the Mid-Cap Growth Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the applicable Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of each Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Small-Cap Growth Portfolio are identical.

COMPARISON OF THE FUNDS

Principal and Other Investment Risks

Growth Opportunities Fund and Small-Cap Growth Portfolio

Because of their similar investment objectives and investment strategies, the Growth Opportunities Fund and the Small-Cap Growth Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	Growth Opportunities Fund	Small-Cap Growth Portfolio
Principal Risks	• Stock market volatility risk	• Stock market volatility risk

	• Securities selection risk	• Securities selection risk

	• Small-market capitalization risk	• Non-diversification risk

	• Mid-market capitalization risk	• Small-market capitalization risk

Non-Principal Risks	• Derivatives risk	• Foreign exposure risk

	• Hedging risk	• Derivatives risk

	• Technology companies risk	• Hedging risk

• Technology companies risk

• Mid-market capitalization risk

New Century Fund and Small-Cap Growth Portfolio

Because of their similar investment objectives and certain similarities in their investment strategies, the New Century Fund and the Small-Cap Growth Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	New Century Fund	Small-Cap Growth Portfolio
Principal Risks	• Stock market volatility risk	• Stock market volatility risk

	• Securities selection risk	• Securities selection risk

	• Small-market capitalization risk	• Non-diversification risk

	• Mid-market capitalization risk	• Small-market capitalization risk

Non-Principal Risks	• Derivatives risk	• Foreign exposure risk

	• Hedging risk	• Derivatives risk

	• Technology companies risk	• Hedging risk

• Technology companies risk

• Mid-market capitalization risk

Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio

Because of their similar investment objectives and certain similarities in their investment strategies, the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio
Principal Risks	• Stock market volatility risk	• Stock market volatility risk

	• Securities selection risk	• Securities selection risk

	• Non-diversification risk	• Non-diversification risk

	• Mid-market capitalization risk	• Small-market capitalization risk

Non-Principal Risks	• Foreign exposure risk	• Foreign exposure risk

	• Derivatives risk	• Derivatives risk

	• Hedging risk	• Hedging risk

	• Small-market capitalization risk	• Technology companies risk

• Mid-market capitalization risk

The following discussion describes the principal and certain other risks that may affect the Small-Cap Growth Portfolio and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Target Funds Prospectuses and the Small-Cap Growth Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

Shares of the Small-Cap Growth Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Small-Cap Growth Portfolio will be able to achieve its investment goals. If the value of the assets of the Small-Cap Growth Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Small-Cap Growth Portfolio and, therefore, also with the Combined Fund:

Equity Securities. The Small-Cap Growth Portfolio invests primarily in equity securities. As with any equity portfolio, the value of a shareholder’s investment in the Small-Cap Growth Portfolio may fluctuate in response to stock market movements. Performance of different types of equity stocks may decline under varying market conditions - for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. In addition, individual stocks selected for the Small-Cap Growth Portfolio may underperform the market, generally.

Stock Market Volatility. The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Small-Cap Growth Portfolio’s portfolio.

Securities Selection. A strategy used by the Small-Cap Growth Portfolio, or securities selected by its investment adviser, may fail to produce the intended return.

Non-Diversification. The Small-Cap Growth Portfolio is non-diversified, which means it can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, the Small-Cap Growth Portfolio’s risk is increased because the effect of each stock on the Small-Cap Growth Portfolio’s performance is greater.

Small-Market Capitalization. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

The following are the non-principal investment risks associated with the Small-Cap Growth Portfolio and therefore, also with the Combined Fund:

Foreign Exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Derivatives. Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging. Hedging is a strategy in which the Fund’s investment adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Technology companies. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

Mid-Market Capitalization. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

Fundamental Investment Restrictions

Each of the Funds has similar investment restrictions (and exclusions). If the shareholders of a Target Fund approve the Reorganization relating to their Fund, SAAMCo will manage the Combined Fund pursuant to the investment restrictions of the Small-Cap Growth Portfolio. The complete list of the fundamental investment restrictions of each Target Fund and the Small-Cap Growth Portfolio is set out in Appendix A.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of each Target Fund, please refer to the Target Funds Prospectuses, the Annual Report to Shareholders of the Growth Opportunities Fund and the New Century Fund for the fiscal year ended September 30, 2008 and the Annual Report to Shareholders of the Mid-Cap Growth Portfolio for the fiscal year ended October 31, 2008 (such Annual Reports, the “Target Funds Annual Reports”) and the Semi-Annual Report to Shareholders of the Growth Opportunities Fund and the New Century Fund for the fiscal period ended March 31, 2009 and the Semi-Annual Report to the Shareholders of the Mid-Cap Growth Portfolio for the fiscal period ended April 30, 2009 (such Semi-Annual Reports, the “Target Funds Semi-Annual Reports”). For more information concerning the performance of the Small-Cap Growth Portfolio, please refer to the Small-Cap Growth Portfolio Prospectus, the Small-Cap Growth Portfolio Annual Report and the Small-Cap Growth Portfolio Semi-Annual Report.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Growth Opportunities Fund

GROWTH OPPORTUNITIES FUND (Class A)

Best Quarter: 55.18% (4th Quarter 1999)

Worst Quarter: -27.06% (2nd Quarter 2002)

Year to Date Return as of June 30, 2009: 19.55%

Growth Opportunities Fund

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	5 Years	10 Years	Class C Since Inception(3)	Class I Since Inception(3)
Class A Shares—Return Before Taxes	-43.03%	-7.77%	-3.99%	N/A	N/A
Return After Taxes on Distributions	-43.03%	-7.77%	-4.71%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares(2)	-27.97%	-6.43%	-3.37%	N/A	N/A
Class B Shares—Return Before Taxes	-42.42%	-7.71%	-3.97%	N/A	N/A
Class C Shares—Return Before Taxes(3)	-40.70%	-7.38%	N/A	-5.09%	N/A
Class I Shares—Return Before Taxes(3)	-39.15%	-6.31%	N/A	N/A	-6.93%
Russell 2000® Growth Index(4)	-38.54%	-2.35%	-0.76%	-1.08%	0.02%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sales of Growth Opportunities Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Growth Opportunities Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)	Inception Date - Class C: 02/02/99; Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Growth Opportunities Fund on February 23, 2004.
(4)

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. You may not invest directly in the Russell 2000® Growth Index, and, unlike the Growth Opportunities Fund, benchmark indices do not incur fees or expenses.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the New Century Fund

NEW CENTURY FUND        (CLASS A)

Best Quarter: 60.23% (4th Quarter 1999)

Worst Quarter: -28.37% (3rd Quarter 2008)

Year to Date Return as of June 30, 2009: 8.57%

New Century Fund

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	-56.09%	-9.52%	-5.01%
Return After Taxes on Distributions	-56.09%	-9.52%	-6.38%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-36.46%	-7.82%	-4.25%
Class B Shares—Return Before Taxes	-55.67%	-9.50%	-4.97%
Class C Shares—Return Before Taxes(3)	-54.09%	-8.93%	-5.00%
Russell Mid-Cap® Growth Index(4)	-44.32%	-2.33%	-0.19%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sales of New Century Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of New Century Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)	Class II shares were redesignated as Class C shares of the New Century Fund on February 23, 2004.
(4)

The Russell Mid-Cap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in the Russell Mid-Cap® Growth Index, and, unlike the New Century Fund, benchmark indices do not incur fees and expenses.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Mid-Cap Growth Portfolio

FOCUSED MID-CAP GROWTH PORTFOLIO        (CLASS A)

Best Quarter: 11.31% (1st Quarter 2006)

Worst Quarter: -28.93% (4th Quarter 2008)

Year to Date Return as of June 30, 2009: 7.98%

Mid-Cap Growth Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	Since Inception(4)
Class A Shares—Return Before Taxes	-48.52%	-9.62%
Return After Taxes on Distributions	-48.52%	-10.96%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-31.54%	-8.14%
Class B Shares—Return Before Taxes	-47.99%	-9.33%
Class C Shares—Return Before Taxes	-46.26%	-8.61%
Russell Mid-Cap® Growth Index(3)	-44.32%	-9.56%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sales of Mid-Cap Growth Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Mid-Cap Growth Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)

The Russell Mid-Cap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in the Russell Mid-Cap® Growth Index, and, unlike the New Century Fund, benchmark indices do not incur fees and expenses.

(4)	Class A, B and C shares commenced offering on August 2, 2005.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Small-Cap Growth Portfolio

FOCUSED SMALL-CAP GROWTH PORTFOLIO        (CLASS A)

Best Quarter: 45.91% (4th Quarter 1999)

Worst Quarter: -25.45% (3rd Quarter 2001)

Year to Date Return as of June 30, 2009: 6.99%

Small-Cap Growth Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)(2)

	1 Year	5 Years	10 Years	Class I Since Inception(4)
Class A Shares—Return Before Taxes	-39.38%	-1.36%	4.02%	N/A
Return After Taxes on Distributions	-39.38%	-2.51%	3.24%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(3)	-25.60%	-0.78%	3.64%	N/A
Class B Shares—Return Before Taxes	-38.62%	-1.08%	4.03%	N/A
Class C Shares—Return Before Taxes	-36.72%	-0.82%	3.86%	N/A
Class I Shares—Return Before Taxes	-35.60%	-0.07%	N/A	-2.46%
Russell 2000® Growth Index(5)	-38.54%	-2.35%	-0.76%	-5.31%

(1)	Includes sales charges.
(2)	Performance information shown includes that of the Small-Cap Growth Fund, a series of North American Funds, which was reorganized into the Small-Cap Growth Portfolio on November 16, 2001 (the “2001 Small-Cap Growth Reorganization”). The Small-Cap Growth Portfolio commenced operations upon consummation of the 2001 Small-Cap Growth Reorganization. The returns of the Small-Cap Growth Portfolio would differ from those of the Small-Cap Growth Fund of North American Funds only to the extent that the Small-Cap Growth Portfolio is subject to different sales charges and expenses. The Small-Cap Growth Fund of North American Funds had a similar investment objective to that of the Small-Cap Growth Portfolio although the Small-Cap Growth Fund of North American Funds was managed by an affiliate of SAAMCo and advised by Credit Suisse Asset Management, LLC. The Small-Cap Growth Portfolio is managed by SAAMCo and subadvised by BAMCO.
(3)	When the return after taxes on distributions and sales of Small-Cap Growth shares is higher, it is because of realized losses. If realized losses occur upon the sale of Small-Cap Growth Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(4)	Inception Date - Class I: 07/10/00. On November 16, 2001, upon the consummation of the 2001 Small-Cap Growth Reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.
(5)

Russell 2000® Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in the Russell 2000® Growth Index, and unlike the Small-Cap Growth Portfolio, benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above tables. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares of each of the Funds; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the Small-Cap Growth Portfolio, the Small-Cap Growth Portfolio will also be the accounting survivor of each Reorganization. The Combined Fund will maintain the performance history of the Small-Cap Growth Portfolio at the closing of each Reorganization.

Management of the Funds

Target Funds. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to each Target Fund. SAAMCo provides various administrative services and supervises the daily business of each Target Fund, and receives a management fee as compensation for its services. SAAMCo is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). The Mid-Cap Growth Portfolio is subadvised by Munder Capital Management, an investment firm established in 1985 with corporate offices located at 480 Pierce Street, Birmingham, Michigan 48009. Munder Capital Management manages a variety of equity and fixed income assets for institutional, high-net-worth and mutual fund investors. As of December 31, 2008, Munder Capital Management had approximately $21 billion of assets under management. Neither of the Growth Opportunities Fund or the New Century Fund is subadvised.

In addition, SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Mid-Cap Growth Portfolio and certain other series of the Trust and Corporation with unaffiliated subadvisers approved by the Board of Trustees/Directors without obtaining shareholder approval. The exemptive order applies to the Mid-Cap Growth Portfolio; however, the Growth Opportunities Fund and the New Century Fund are not presently eligible to rely on the exemptive order. Shareholder approval is required to employ new unaffiliated subadvisers for each of the Growth Opportunities Fund or the New Century Fund and to change the terms of agreements with unaffiliated subadvisers.

Jay Rushin, Senior Vice President at SAAMCo, is the portfolio manager of each of the Growth Opportunities Fund and the New Century Fund and is primarily responsible for the day-to-day management of each of such Funds. Mr. Rushin co-heads the SAAMCo Small-Cap Equity Team. Mr. Rushin has over twelve years of experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SAAMCo in December 2005, Mr. Rushin was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios. Mr. Rushin received a B.A. from Florida State University and is a Chartered Financial Analyst. He is also a member of the Houston Society of Security Analysts.

As noted below, Mr. Rushin will manage the Combined Fund following the Reorganizations.

Tony Y. Dong, Vice Chairman of Munder Capital Management and a member of Munder Capital Holdings, LLC Board of Directors, is the portfolio manager of the Mid-Cap Growth Portfolio and is primarily responsible for the day-to-day management of the Mid-Cap Growth Portfolio. He is also a member of the firm’s Executive, Operating and Product Policy committees. Mr. Dong manages Munder Capital Management’s mid-capitalization core growth discipline and is lead manager of the mid-cap/small-cap blend (SMID) discipline. He joined Munder Capital Management in 1988 as a portfolio manager. Mr. Dong was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006. Before joining Munder Capital Management in 1988, Mr. Dong was an investment officer for the Trust Investment Department of Manufacturers Bank, where he served as an equity securities analyst and portfolio manager for institutional accounts. Mr. Dong holds a B.B.A. (with distinction) from the University of Michigan and an M.B.A. in finance from Wayne State University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Society of Detroit and the CFA Institute.

The Target Funds SAI provides additional information about the compensation of each Target Fund’s portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the relevant Target Fund and other funds managed by SAAMCo.

Small-Cap Growth Portfolio. SAAMCo serves as the investment adviser to the Small-Cap Growth Portfolio. SAAMCo provides various administrative services and supervises the daily business of the Small-Cap Growth, and receives a management fee as compensation for its services. In addition, SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Fund or other series of the Corporation with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board of Directors but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any subadviser changes. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. (The Small-Cap Growth Portfolio is subadvised by BAMCO), a New York corporation located at 767 Fifth Avenue, 49th Floor, New York, New York 10153, which is responsible for investment decisions for the Small-Cap Growth Portfolio. As of December 31, 2008, BAMCO had approximately $11.7 billion in assets under management.

Investment decisions for the Small-Cap Growth Portfolio are made by a team led by Ronald Baron, Chairman, Chief Executive Officer, and Chief Investment Officer at BAMCO. Mr. Baron is the founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and was the founding portfolio manager of several Baron mutual funds. Currently he is the portfolio manager of Baron Growth, Baron Partners and Baron Retirement Income Funds. Mr. Baron graduated from Bucknell University with a B.A. in Chemistry.

The Small-Cap Growth Portfolio SAI provides additional information about the compensation of the Small-Cap Growth Portfolio’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the Small-Cap Growth Portfolio and other funds managed by SAAMCo.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements,” following the Reorganization, SAAMCo will serve as investment adviser to the Combined Fund, however, BAMCO will not continue to serve as the subadviser of the Combined Fund. The Combined Fund will not have a subadviser. Mr. Rushin will be the portfolio manager of the Combined Fund and will be primarily responsible for the day-to-day management of the Combined Fund following the Reorganizations. The exemptive order discussed above will continue to apply to the Combined Fund following the completion of each Reorganization. As a result, shareholder approval would not be required to employ a subadviser for the Combined Fund, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Investment Advisory and Management Agreements

Target Funds. SAAMCo is each Target Fund’s investment adviser and manages each Fund’s investments and its business operations subject to the oversight of the relevant Board. Pursuant to an Investment Advisory and Management Agreement between the Trust, on behalf of each of the Growth Opportunities Fund and the New Century Fund among other series of the Trust, and SAAMCo (the “Equity Funds Management Agreement”), SAAMCo provides various administrative services and supervises the daily business of each of the Growth Opportunities Fund and the New Century Fund. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio among other series of the Corporation, and SAAMCo (the “Focused Management Agreement”), SAAMCo provides various administrative services and supervises the daily business of each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio.

Pursuant to the Equity Funds Management Agreement, SAAMCo receives for its services to each of the Growth Opportunities Fund and the New Century Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the relevant Fund. Pursuant to the Focused Management Agreement, SAAMCo receives for its services to the Mid-Cap Growth Portfolio monthly compensation at the annual rate of 1.00% of the average daily net assets of the Mid-Cap Growth Portfolio.

A discussion regarding the basis for the Board of Trustees’ approval of the Equity Funds Management Agreement and a discussion regarding the basis for the Board of Directors’ approval of the Focused Management Agreement are available in the relevant Target Funds Annual Reports.

Small-Cap Growth Portfolio. SAAMCo is the Small-Cap Growth Portfolio’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to the Focused Management Agreement, SAAMCo provides various administrative services and supervises the daily business of the Small-Cap Growth Portfolio. Pursuant to the Focused Management Agreement, SAAMCo currently receives for its services to the Small-Cap Growth Portfolio monthly compensation at the annual rate of 1.00% of the average daily net assets of the Small-Cap Growth Portfolio. In connection with the Reorganizations and in light of the fact that the Small-Cap Growth Portfolio will no longer be subadvised, the Board of Directors approved a reduction in the contractual advisory fee such that SAAMCo will receive for its services to the Small-Cap Growth Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets of the Small-Cap Growth Portfolio, effective upon the closing date of the Reorganizations. SAAMCo has contractually agreed to waive fees and/or reimburse expenses for the Small-Cap Growth Portfolio in the amounts as described in the footnotes to the Fee Tables above. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

A discussion regarding the basis for the Board of Directors’ approval of the Focused Management Agreement is available in the Small-Cap Growth Portfolio Annual Report.

Combined Fund. If the shareholders of each Target Fund approve the Reorganization relating to their Fund, the Combined Fund will be managed by SAAMCo pursuant to the Focused Management Agreement with respect to the Small-Cap Growth Portfolio, as described above. It should be noted that the services provided to each Fund under its Management Agreement are identical.

Subadvisory Agreements

Target Funds. The Mid-Cap Growth Portfolio is subadvised by Munder Capital Management. The exemptive order discussed above also permits the Mid-Cap Growth Portfolio to disclose Munder Capital Management’s fees only in the aggregate for the Fund. For the fiscal year ended October 31, 2008, the Mid-Cap Growth Portfolio paid SAAMCo an annual fee equal to 1.00% of average daily net assets of the Fund. Neither of the Growth Opportunities or the New Century Fund is subadvised.

Small-Cap Growth Portfolio. BAMCO acts as the subadviser to the Small-Cap Growth Portfolio. The exemptive order discussed above also permits the Small-Cap Growth Portfolio to disclose BAMCO’s fees only in the aggregate for the Fund. For the fiscal year ended October 31, 2008, the Small-Cap Growth Portfolio paid SAAMCo an annual fee equal to 1.00% of average daily net assets of the Fund.

Combined Fund. If the shareholders of each Target Fund approve the Reorganization relating to their Fund, as stated above, the Combined Fund will not be subadvised by BAMCO or any other subadviser. SAAMCo will make investment decisions for the Combined Fund.

Service Agreements

SunAmerica Fund Services, Inc. serves as each Fund’s servicing agent (the “Servicing Agent”) pursuant to service agreements (each, a “Service Agreement”) entered into between the Trust or Corporation, as applicable, on behalf of the relevant Fund, and the Servicing Agent. Under the terms of each Service Agreement, the Servicing Agent, an indirect wholly owned subsidiary of AIG, assists the Fund’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to each Service Agreement, as compensation for services rendered, the Servicing Agent receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares of the Fund.

The Service Agreements with respect to the Funds and the services provided to each Fund under the relevant Service Agreement are substantially similar.

Combined Fund. The Service Agreement with respect to the Small-Cap Growth Portfolio will remain in place with respect to the Combined Fund following the Reorganizations.

Other Service Providers

State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with the Trust or the Corporation, as the case may be, on behalf of the relevant Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, TX 77002-5678, serves as the Small-Cap Growth Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Small-Cap Growth Portfolio. PricewaterhouseCoopers LLP also serves as each Target Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Target Fund. For the financial statement periods after September 30, 2002 and prior to September 30, 2007 for each of the Growth Opportunities Fund and the New Century Fund, Ernst & Young LLP, located at 1401 McKinney, Houston, Texas 77010, served as the independent registered public accounting firm. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganizations, the Small-Cap Growth Portfolio’s current service providers will service the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

Each of the Trust and the Corporation, on behalf of each class of the relevant Fund, has entered into a distribution agreement (“Distribution Agreement”) with SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Each Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. Each Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distributor serves as the distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust or the Corporation, as applicable.

Continuance of each Distribution Agreement with respect to each Fund is subject to annual approval by vote of the relevant Board, including a majority of the Independent Trustees/Directors, as applicable. Each of the Trust and the Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to the relevant Fund on 60 days’ written notice, without penalty. Each Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Each of the Trust, on behalf of Class I shares of the Growth Opportunities Fund, and the Corporation, on behalf of the Small-Cap Growth Portfolio, has entered into a services agreement (each, a “Class I Services Agreement”) with the Distributor to provide additional services to Class I shareholders. Pursuant to each Class I Services Agreement, as compensation for services rendered, the Distributor receives a fee from the Trust of 0.25% of the average daily net assets of the relevant Fund’s Class I shares.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, each Fund has adopted Distribution Plans for Class A, Class B and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan,” and collectively as the “Distribution Plans”). There is no Distribution Plan in effect for Class I shares. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in each Fund’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from each Fund at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in each Fund by its customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Fund. Following the Reorganizations, the Combined Fund will be subject to the Small-Cap Growth Portfolio Distribution Plans, as described above, for its share classes. In addition, the Combined Fund will be subject to the Small-Cap Growth Portfolio Distribution Agreement. It should be noted that the services provided to each Fund under their respective Distribution Agreement are identical.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of each Target Fund and the Small-Cap Growth Portfolio are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Growth Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Funds Prospectuses for the specific policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Small-Cap Growth Portfolio are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Growth Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Funds Prospectuses for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of each Target Fund and the Small-Cap Growth Portfolio are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Growth Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Funds Prospectuses for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Small-Cap Growth Portfolio may be found in the Small-Cap Growth Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

General

Under each Reorganization Agreement, the relevant Target Fund will transfer its assets to the Small-Cap Growth Portfolio in exchange for the assumption by the Small-Cap Growth Portfolio of the Target Fund’s liabilities and Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio. For more details about the Reorganization Agreements, see Appendix B— “Form of Agreement and Plan of Reorganization.” The shares of the Small-Cap Growth Portfolio issued to each Target Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund’s shares outstanding immediately prior to the applicable Reorganization. Upon receipt by a Target Fund of the shares of the Small-Cap Growth Portfolio, the Target Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Target Fund will be terminated as a series of the Trust or the Corporation, as the case may be, under applicable state law.

The distribution of Small-Cap Growth Portfolio shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Small-Cap Growth Portfolio in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Small-Cap Growth Portfolio. Such newly-opened accounts on the books of the Small-Cap Growth Portfolio will represent the respective pro rata number of shares of the same class of the Small-Cap Growth Portfolio that the relevant Target Fund receives under the terms of its Reorganization Agreement. See “Terms of the Reorganization Agreements” below.

Accordingly, as a result of a Reorganization, the relevant Target Fund shareholders will own the same class of shares of the Small-Cap Growth Portfolio having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Target Fund shares immediately prior to the Closing Date. Each Reorganization will not result in dilution of either Fund’s NAV. However, as a result of a Reorganization, a shareholder of the relevant Target Fund or the Small-Cap Growth Portfolio will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the relevant Target Fund shareholders in connection with their receipt of shares of the Small-Cap Growth Portfolio in the Reorganization relating to their Fund, although shareholders who receive Class B and Class C shares in the Reorganization (and Class A shares subject to the CDSC for purchases of $1,000,000 or more) will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Small-Cap Growth Portfolio acquired in a Reorganization will be measured from the earlier of the time (i) the shares were purchased from the relevant Target Fund or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Target Fund. Redemptions made after a Reorganization may be subject to CDSCs, as described in the Small-Cap Growth Portfolio Prospectus.

Terms of the Reorganization Agreements

Pursuant to each Reorganization Agreement, the Small-Cap Growth Portfolio will acquire the assets of the relevant Target Fund on the Closing Date in consideration for the assumption of the Target Fund’s liabilities and shares of the Small-Cap Growth Portfolio.

On the Closing Date, the relevant Target Fund will transfer to the Small-Cap Growth Portfolio its assets in exchange solely for Class A, Class B, Class C and, if applicable, Class I shares of the Small-Cap Growth Portfolio that are equal in value to the value of the net assets of the Target Fund transferred to the Small-Cap Growth Portfolio as of the Closing Date, as determined in accordance with the Small-Cap Growth Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Small-Cap Growth Portfolio of the liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Fund expects to distribute the shares of the Small-Cap Growth Portfolio to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with Massachusetts law and the Declaration of Trust of the Trust or in accordance with Maryland law and the Articles of Incorporation of the Corporation, as applicable. Thereafter, the relevant Target Fund will be terminated as a series of the Trust under Massachusetts law or as a series of the Corporation under Maryland law, as applicable.

Each of the Growth Opportunities Fund, the New Century Fund and the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

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the effectiveness under applicable law of the registration statement of the Corporation of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund.

Each of the Board of Trustees and the Board of Directors, as applicable, unanimously recommends that you vote to approve the Reorganization relating to your Fund, as it believes the Reorganization is in the best interests of the Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

The Board of Trustees evaluated the Reorganizations relating to the Growth Opportunities Fund and the New Century Fund independently of each other and approved each Reorganization separately. The factors considered by each of the Board with regard to each relevant Reorganization include, but are not limited to, the following:

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The investment objective of the relevant Target Fund and the Small-Cap Growth Portfolio are similar and certain investment strategies and techniques are compatible; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization involving the Growth Opportunities Fund, shareholders of the Growth Opportunities Fund will be invested in a Combined Fund with a similar objective and compatible investment strategies and techniques; however, shareholders of the Growth Opportunities Fund will be invested in a fund that uses a focused strategy and invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Small-Cap Growth Portfolio’s benchmark index. The Growth Opportunities Fund does, however, generally invest in equity securities issued by small-cap companies. As a result, the growth oriented philosophy and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment, although shareholders of the Growth Opportunities Fund will be subject to the risks associated with an investment in a Fund that uses a focused strategy and invests at least 80% of its net assets in securities of small-cap companies.

Through the Reorganization involving the New Century Fund, shareholders of the New Century Fund will be invested in a Combined Fund with a similar objective and compatible investment strategies and techniques; however, shareholders of the New Century Fund will be invested in a fund that uses a focused strategy and invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Small-Cap Growth Portfolio’s benchmark index. The New Century Fund does, however, generally invest in equity securities issued by small-cap companies. As a result, the growth oriented philosophy and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment, although shareholders of the New Century Fund will be subject to the risks associated with an investment in a Fund that uses a focused strategy and invests at least 80% of its net assets in securities of small-cap companies.

Through the Reorganization involving the Mid-Cap Growth Portfolio, shareholders of the Mid-Cap Growth Portfolio will be invested in a Combined Fund with an identical objective and compatible investment strategies and techniques; however, shareholders of the Mid-Cap Growth Portfolio will be invested in a Fund that does not invest at least 80% of its net assets in securities of mid-cap companies but instead, invests at least 80% of its net assets in securities of small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index, the Small-Cap Growth Portfolio’s benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment strategies. Investing in securities of small-cap companies is a significant, but non-principal, part of the Mid-Cap Growth Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant, but non-principal, part of the Small-Cap Growth Portfolio’s investment strategies. As a result, the growth oriented philosophy and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment, although shareholders of the Mid-Cap Growth Portfolio will be subject to the risks associated with an investment in a Fund that invests at least 80% of its net assets in securities of small-cap companies.

•	The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger

Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganizations.

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The expectation that the Combined Fund will have (i) projected gross operating expenses below those of each Target Fund prior to the applicable Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements, and (ii) projected net operating expenses at or below those of each Target Fund prior to the applicable Reorganization, after taking into account contractual fee waivers and expense reimbursement arrangements and the reduction in the Small-Cap Growth Portfolio’s current advisory fee.

Shareholders of each class of each Target Fund are expected to experience lower gross operating expenses in the Combined Fund than they had in the Target Fund prior to the applicable Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Shareholders of Class A, Class B and Class C of the Growth Opportunities Fund and each Class of the New Century Fund are expected to experience lower net operating expenses in the Combined Fund than they had in the Target Fund prior to the applicable Reorganization, after taking into account the Small-Cap Growth Portfolio’s contractual fee waivers or expense reimbursement arrangements and reduction in the Small-Cap Growth Portfolio’s advisory fee. While there is currently a voluntary waiver in effect with respect to Class C shares of the New Century Fund and the projected net operating expense ratio of the Class C of the Combined Fund is expected to be higher than the amount of this voluntary cap, the voluntary waiver could be terminated at any time at the option of SAAMCo. In addition, while there are no contractual expense caps in place for the New Century Fund, the Small-Cap Growth Portfolio is subject to a contractual expense cap under the Expense Limitation Agreement, as described in the footnotes to the Fee Tables above.

There are no contractual expense caps in place for Class A, Class B or Class C of the Growth Opportunities Fund and the Mid-Cap Growth Portfolio is currently subject to the same contractual expense caps under the Expense Limitation Agreement as the Small-Cap Growth Portfolio. Shareholders of Class I of the Growth Opportunities Fund are expected to experience the same net operating expenses in the Combined Fund as they had in the Growth Opportunities Fund prior to the applicable Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements and reduction in the Small-Cap Growth Portfolio’s advisory fee. Shareholders of Class A of the Mid-Cap Growth Portfolio are expected to experience lower net operating expenses in the Combined Fund than they had in the Mid-Cap Growth Portfolio prior to the applicable Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements and reduction in the Small-Cap Growth Portfolio’s advisory fee. Shareholders of Class B and Class C of the Mid-Cap Growth Portfolio are expected to experience the same net operating expenses in the Combined Fund as they had in the Mid-Cap Growth Portfolio prior to the applicable Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements and reduction in the Small-Cap Growth Portfolio’s advisory fee. See “Summary—Fees and Expenses.” While the Small-Cap Growth Portfolio’s contractual waivers and expense reimbursements are contractually required by agreement by the Board of the Corporation, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future. The Trustees and Directors, as applicable, further noted that in connection with the Reorganizations, the Directors of the Corporation approved a reduction in the Small-Cap Growth Portfolio’s current advisory fee effective upon the closing date of the Reorganization, which will have the effect of reducing the gross operating expenses of the Combined Fund and which may have the effect of reducing net operating expenses of the Combined Fund.

•

The relative performance histories of each of the Target Funds and the Small-Cap Growth Portfolio and the fact that the Small-Cap Growth Portfolio has had better overall performance history compared with each Target Fund. The Board noted that the current portfolio manager of the Small-Cap Growth Portfolio would not be managing the Combined Fund, and that Jay Rushin, the current portfolio manager of each of the Growth Opportunities Fund and the New Century Fund, will be taking over the day-to-day management of the Combined Fund upon the closing of the Reorganizations.

While not predictive of future results, each Board reviewed the relative performance of each of the relevant Target Funds and the Small-Cap Growth Portfolio over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The Board also considered the individual performance of Jay Rushin in the context of his management of the Growth Opportunities Fund since January 2006, and of BAMCO as sole manager of the Small-Cap Growth Portfolio since August 22, 2008, and as manager of a sleeve of the Small-Cap Growth Portfolio prior to August 22, 2008, when the Small-Cap Growth Portfolio was managed by multiple advisers. The Small-Cap Growth Portfolio will be the accounting survivor of each Reorganization. The Combined Fund will also maintain the performance history of the Small-Cap Growth Portfolio at the closing of each Reorganization.

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

Each Reorganization contemplates a tax-free transfer of the assets of the relevant Target Fund in exchange for the assumption of the Target Fund’s liabilities and shares of the Small-Cap Growth Portfolio. Shareholders will receive Small-Cap Growth Portfolio shares equivalent to the aggregate net asset value of their Target Fund shares and will pay no federal income tax on the transaction.

•

The costs associated with each Reorganization will be borne solely by SAAMCo or its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the applicable Reorganization).

Shareholders will not bear the costs associated with the Reorganization relating to their Fund, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SAAMCo or its affiliates. Shareholders will not have to pay any sales charge on the Small-Cap Growth Portfolio shares received in the Reorganization relating to their Fund. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Target Fund shares will carry over to the Small-Cap Growth Portfolio shares they receive in the Reorganization. Each Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of securities prior to and immediately following the closing of the Reorganization, which will be incurred by the relevant Target Fund and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

For these and other reasons, each of the Board of Trustees and the Board of Directors unanimously concluded that, based upon the factors and determinations summarized above, consummation of each relevant Reorganization is in the best interests of the relevant Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s or Director’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees and Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that the Trust, on behalf of the Growth Opportunities Fund and the New Century Fund, and the Corporation, on behalf of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Small-Cap Growth Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Small-Cap Growth Portfolio upon the transfer of substantially all of the assets of the Target Fund to the Small-Cap Growth Portfolio solely in exchange for the shares of the Small-Cap Growth Portfolio and the assumption by the Small-Cap Growth Portfolio of certain liabilities of the Target Fund, or upon the distribution of the shares of the Small-Cap Growth Portfolio by the Target Fund to its shareholders in the subsequent liquidation of the Target Fund.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Small-Cap Growth Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Small-Cap Growth Portfolio received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Small-Cap Growth Portfolio received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Small-Cap Growth Portfolio’s tax basis in assets of the Target Fund received by the Small-Cap Growth Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Small-Cap Growth Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

Each opinion will not express an opinion as to the tax effects to the respective Target Fund, the Small-Cap Growth Portfolio, or the respective shareholders of each from the marking to market of certain categories of assets as of the close of the taxable year of each Target Fund at the time of the Reorganization. The opinion of Willkie Farr & Gallagher LLP relating to each Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Small-Cap Growth Portfolio and the relevant Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Small-Cap Growth Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the proposed portfolio manager of the Combined Fund does not anticipate requesting the disposition of a portion of the Growth Opportunities Fund’s, the New Century Fund’s or the Mid-Cap Growth Portfolio’s portfolio holdings before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion of each of the Growth Opportunities Fund’s, the New Century Fund’s and the Mid-Cap Growth Portfolio’s holdings following the closing of the applicable Reorganization. Such disposition of portfolio holdings is expected to be approximately 7%, 84% and 88% of the Growth Opportunities Fund’s, the New Century Fund’s and the Mid-Cap Growth Portfolio’s portfolio holdings, respectively. The extent of these anticipated sales is primarily due to the limits on the number of securities that the Small-Cap Growth Portfolio is able to hold pursuant to its focused strategy. The proposed portfolio manager also anticipates disposing of a substantial portion of the Small-Cap Growth Portfolio’s portfolio holdings after the closing of the Reorganizations, since he will be assuming management of such Fund. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Growth Opportunities Fund’s, the New Century Fund’s, the Mid-Cap Growth Portfolio’s or the Small-Cap Growth Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Growth Opportunities Fund, the New Century Fund, the Mid-Cap Growth Portfolio or the Small-Cap Growth Portfolio, as the case may be, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Small-Cap Growth Portfolio has approximately $13 million of capital loss carryforwards, which may be used to offset any capital gains. Based on the net capital loss positions of each of the Growth Opportunities Fund, the New Century Fund, the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio as of April 30, 2009, including any available capital loss carryforwards, it is not expected that the anticipated sales of portfolio holdings post-Reorganization will result in any material amounts of capital gains to be distributed to shareholders by the Combined Fund.

The Small-Cap Growth Portfolio will succeed to the capital loss carryforwards, if any, of each Target Fund, which will be subject to the limitations described below. Each of the Funds has capital loss carryforwards that, in the absence of the applicable Reorganization, would generally be available to offset their respective capital gains. As a result of each Reorganization, however, each Target Fund is expected to undergo an “ownership change” for tax purposes (because each Target Fund is significantly smaller than the Small-Cap Growth Portfolio), and accordingly, its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Small-Cap Growth Portfolio’s capital loss carryforwards, if any, should not be limited by reason of the applicable Reorganization.

In addition, for five years beginning after the Closing Date of each Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to another Fund, unless certain exceptions apply. The Small-Cap Growth Portfolio had capital loss carryforwards as of its last fiscal year end October 31, 2008, of approximately $13,018,049. The Growth Opportunities Fund had capital loss carryforwards as of its last fiscal year end September 30, 2008, of approximately $186,645,011. The New Century Fund had capital loss carryforwards as of its last fiscal year end September 30, 2008, of approximately $92,545,942. The Mid-Cap Growth Portfolio had capital loss carryforwards as of its last fiscal year end October 31, 2008, of approximately $7,979,983.

Shareholders of each Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization relating to their Fund. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganizations

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the applicable Reorganization as described in the relevant Reorganization Agreement. SAAMCO has estimated that the brokerage commission and other transactions costs associated with the post-Reorganization portfolio repositioning (including dispositions of the Small-Cap Growth Porfolio’s portfolio holdings) will be approximately $136,724.

Expenses incurred in connection with each Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with each Reorganization are estimated to be approximately $215,000. None of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If a Reorganization is approved, the Small-Cap Growth Portfolio will establish an account for the relevant Target Fund shareholders containing the appropriate number of shares of the Small-Cap Growth Portfolio. Shareholders of a Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Target Fund shares will retain the same rights and privileges after the Reorganization relating to their Fund in connection with the shares of the Small-Cap Growth Portfolio received in the Reorganization through similar plans maintained by the Small-Cap Growth Portfolio.

It will not be necessary for shareholders of each Target Fund to whom certificates have been issued to surrender their certificates. Upon the termination of each Target Fund, such certificates will become null and void. Generally, no certificates for the Small-Cap Growth Portfolio will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization and issuance of shares of the Small-Cap Growth Portfolio will be passed on by Willkie Farr & Gallagher LLP, counsel to the Corporation and the Trust, Venable LLP, special counsel to the Corporation and Bingham McCutchen LLP, special counsel to the Trust.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2009: (i) the unaudited capitalization of the Growth Opportunities Fund; (ii) the unaudited capitalization of the New Century Fund; (iii) the unaudited capitalization of the Mid-Cap Growth Portfolio; (iv) the unaudited capitalization of the Small-Cap Growth Portfolio; and (v) the unaudited pro forma combined capitalization of the Combined Fund assuming each Reorganization has been approved. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Growth Opportunities Fund
Class A	$18,051,433	$11.35	1,590,013
Class B	4,075,611	9.87	412,809
Class C	2,905,336	9.84	295,199
Class I	52,424	11.66	4,496

Total	$25,084,804		2,302,517

New Century Fund
Class A	$28,265,580	$9.67	2,924,263
Class B	2,366,176	8.29	285,572
Class C	1,720,762	8.40	204,886

Total	$32,352,518		3,414,721

Mid-Cap Growth Portfolio
Class A	$33,823,807	$7.86	4,302,270
Class B	582,016	7.66	76,015
Class C	2,416,761	7.67	315,177

Total	$36,822,584		4,693,462

Small-Cap Growth Portfolio
Class A	$86,878,960	$10.46	8,307,364
Class B	11,323,181	9.34	1,212,837
Class C	24,684,769	9.30	2,654,293
Class I	2,020,010	10.68	189,080

Total	$124,906,920		12,363,574

Pro Forma Adjustments (assuming the Reorganization of only the Growth Opportunities Fund into the Small-Cap Growth Portfolio)
Class A	$(3,480)		135,413
Class B	(786)		23,468
Class C	(560)		17,142
Class I	(10)		412

Total	$(4,836)		176,435

Pro Forma Combined Fund (assuming the Reorganization of only the Growth Opportunities Fund into the Small-Cap Growth Portfolio)
Class A	$104,926,913	$10.46	10,032,790
Class B	15,398,006	9.34	1,649,114
Class C	27,589,545	9.30	2,966,634
Class I	2,072,424	10.68	193,988

Total	$149,986,888		14,842,526

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Pro Forma Adjustments (assuming the Reorganization of only the New Century Fund into the Small-Cap Growth Portfolio)
Class A	$(4,324)		(222,422)
Class B	(362)		(32,273)
Class C	(263)		(19,886)

Total	$(4,949)		(274,581)

Pro Forma Combined Fund (assuming the Reorganization of only the New Century Fund into the Small-Cap Growth Portfolio)
Class A	$115,140,216	$10.46	11,009,205
Class B	13,688,995	9.34	1,466,136
Class C	26,405,268	9.30	2,839,293
Class I	2,020,010	10.68	189,080

Total	$157,254,489		15,503,714

Pro Forma Adjustments (assuming the Reorganization of only the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio)
Class A	$(6,932)		(1,069,299)
Class B	(119)		(13,713)
Class C	(495)		(55,363)

Total	$(7,546)		(1,138,375)

Pro Forma Combined Fund (assuming the Reorganization of only the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio)
Class A	$120,695,835	$10.46	11,540,335
Class B	11,905,078	9.34	1,275,139
Class C	27,010,035	9.30	2,914,107
Class I	2,020,010	10.68	189,080

Total	$161,630,958		15,918,661

Pro Forma Adjustments (assuming the Reorganization of each of the Growth Opportunities Fund, New Century Fund and the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio)
Class A	$(14,737)		(1,156,308)
Class B	(1,267)		(22,518)
Class C	(1,318)		(58,107)
Class I	(10)		412

Total	$(17,332)		(1,236,521)

Pro Forma Combined Fund (assuming the Reorganization of each of the Growth Opportunities Fund, New Century Fund and the Mid-Cap Growth Portfolio into the Small-Cap Growth Portfolio)
Class A	$167,005,043	10.46	15,967,602
Class B	18,345,717	9.34	1,964,715
Class C	31,726,310	9.30	3,411,448
Class I	2,072,424	10.68	193,988

Total	$219,149,494		21,537,753

Shareholder Information

As of June 30, 2009, there were 2,249,628 shares of the Growth Opportunities Fund outstanding and there were 3,385,974 shares of the New Century Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each of the Growth Opportunities Fund and the New Century Fund. As of June 30, 2009, no person was known by either the Growth Opportunities Fund or the New Century Fund to own beneficially or of record 5% or more of any class of shares of the respective Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Growth Opportunities Fund
PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	C	6.64%	0.77%	0.09%

VALIC RETIREMENT SERVICES COMPANY FBO CITY OF BROCKTON 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	I	36.63%	0.08%	0.01%

VALIC RET PLAN SERVICES CO FBO CITY OF FALL RIVER DEFD COMP 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2118	I	22.76%	0.05%	0.01%

AIG RET PLAN SERVICES CO FBO CITY OF SPRINGFIELD DEFD COMP 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	I	18.96%	0.04%	0.01%

AIG RETIREMENT SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO KEN-CREST SERVICES 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	I	10.85%	0.02%	0.00%

AIG RETIREMENT SERVICES COMPANY FBO CITY OF NEW BEDFORD 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	I	8.28%	0.02%	0.00%

New Century Fund
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	C	5.48%	0.28%	0.04%

As of June 30, 2009, there were 4,580,655 shares of the Mid-Cap Growth Portfolio outstanding and there were 11,968,490 shares of the Small-Cap Growth Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio. As of June 30, 2009, no person was known by either the Mid-Cap Growth Portfolio or the Small-Cap Growth Portfolio to own beneficially or of record 5% or more of any class of shares of the respective Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Mid-Cap Growth Portfolio
SUNAMERICA FOCUSED EQUITY STRATEGY 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	60.80%	57.07%	9.66%

SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	30.72%	28.84%	4.88%

FIRST CLEARING LLC EARL H REICHEL IRA FCC AS CUSTODIAN 4306 TOKAY BLVD MADISON WI 53711-1516	B	6.96%	0.11%	0.02%

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	C	7.52%	0.35%	0.06%

Small-Cap Growth Portfolio
SUNAMERICA FOCUSED EQUITY STRATEGY 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	24.21%	16.88%	9.40%

SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	23.86%	16.64%	9.26%

AIG RETPLAN SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SO FLORIDA 403B 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	A	13.34%	9.30%	5.18%

CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	B	6.53%	0.58%	0.32%

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	C	14.10%	2.78%	1.55%

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing

CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	C	6.43%	1.27%	0.71%

AIG RETIREMENT SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO RIVERSIDE COUNTY 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	I	51.30%	0.80%	0.45%

AIG RETPLAN SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO DOCTORS COMM HOSP TAX SVGS 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	I	22.20%	0.35%	0.19%

PATTERSON & CO FBO OMNIBUS CASH/CASH 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	I	9.18%	0.14%	0.08%

AIG RETPLAN SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO DOCTORS COMM HOSP TAX SHELT 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	I	7.30%	0.11%	0.06%

Shareholder Rights and Obligations

Each of the Growth Opportunities Fund and the New Century is a series of the Trust, an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on June 18, 1996. On June 18, 1996, the Trustees authorized the designation of Class Z shares of the Small Company Growth Fund (predecessor to the New Century Fund). The offering of such Class Z shares commenced on October 1, 1996. On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Mid-Cap Growth Fund (predecessor to the Growth Opportunities Fund) and the New Century Fund. The offering of such Class C shares of the New Century Fund commenced on February 2, 1998. On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Growth Opportunities Fund and the New Century Fund. On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to the Growth Opportunities Fund. The name change became effective September 13, 1999. On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000. On November 16, 2001, the Trustees authorized to commence offering Class I shares for each of the Growth Opportunities Fund and the New Century Fund. On November 29, 2001, the Trustees authorized the designation of Class X shares of the Growth Opportunities Fund. The offering of such Class X shares commenced on January 30, 2002. On January 15, 2004, the Trustees approved the redesignated Class II shares as Class C shares for each of the Growth Opportunities Fund and the New Century Fund, effective on February 23, 2004. On August 30, 2005, the Trustees approved the dissolution of Class X shares of the Growth Opportunities Fund. On November 14, 2006, the Trustees approved the reorganization of the Biotech/Health Fund into the New Century Fund. The reorganization was approved by shareholders of the Biotech/Health Fund on March 2, 2007, and became effective on March 19, 2007.

The number of shares of beneficial interest (par value $0.01 per share) authorized under the Trust’s Declaration of Trust is unlimited. The Growth Opportunities Fund is divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The New Century Fund is divided into three classes of shares, designated as Class A, Class B and Class C.

Each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio is a series of the Corporation, an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. On August 22, 2001, the Board of Directors approved the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds, which was consummated on November 16, 2001. On April 11, 2002, the Board approved the renaming of the Small-Cap Growth Portfolio to the “Focused 2000 Growth Portfolio.” On January 15, 2004, the Board approved the redesignation of Class II shares as Class C shares for the Focused 2000 Growth Portfolio, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Mid-Cap Growth Portfolio, which commenced offering on August 3, 2005. On December 1, 2004 the Board approved changing the name the Focused 2000 Growth Portfolio to the Small-Cap Growth Portfolio. On October 24, 2007, the Board approved the termination of sales of I Class shares of the Mid-Cap Growth Portfolio. Effective October 25, 2007 Class I shares of the Mid-Cap Growth Portfolio are no longer offered for sale.

The total number of shares of common stock authorized under the Corporation’s Articles of Incorporation is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Mid-Cap Growth Portfolio consists of 100,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Small-Cap Growth Portfolio consists of 125,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The shares of the Small-Cap Growth Portfolio to be distributed to shareholders of each Target Fund will generally have the same legal characteristics as the shares of the Target Fund with respect to such matters as voting rights, accessibility, and transferability. Each of the Target Funds and the Small-Cap Growth Portfolio will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Board of Directors has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Small-Cap Growth Portfolio, all shares entitled to vote are voted in the aggregate and not by class. The shares of each Target Fund have identical voting rights.

There are no preemptive rights in connection with shares of any of the Target Funds or the Small-Cap Growth Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Small-Cap Growth Portfolio, issued in the connection with the Reorganizations), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a series of a Massachusetts business trust, such as each of the Growth Opportunities Fund and the New Century Fund, is governed by the trust’s declaration of trust or similar instrument; for each of the Growth Opportunities Fund and the New Century Fund it is the Trust’s Declaration of Trust (“Trust’s Declaration”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a series of a Maryland corporation, such as each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter (“Corporation’s Charter”) and bylaws (“Corporation’s Bylaws”). For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Trust’s Declaration contains such provisions.

As a result of each Reorganization, the shareholders of each of the Growth Opportunities Fund and the New Century Fund will become shareholders of a Maryland corporation.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL, the Corporation’s Charter and the Corporation’s Bylaws are summarized below.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot liquidate, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of stockholders. Depending on the circumstances and the charter of the corporation, there are various exceptions to these vote requirements. The Corporation’s Charter provides that notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Corporation’s Charter. Stockholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s Charter contains such a provision.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Corporation’s Bylaws do not require an annual meeting in any year where the election of directors is not required under the 1940 Act. A plurality of all the votes cast at a duly called stockholder meeting (with a quorum present) shall be sufficient to elect a director.

Amendments to the Charter

Under the MGCL, stockholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of an open-end fund is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a stockholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The Corporation’s Charter has authorized the Board of Directors, without the need for assent or vote of the stockholders, to issue shares of stock of any class of the Corporation. The Corporation’s Charter permits the Board of Directors to authorize, to the extent and in the manner permitted by the 1940 act and the MGCL, the Corporation to redeem involuntarily from any stockholder upon the sending of written, telegraphic, or electronic notice of redemption to each stockholder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable.

Share Classes

The 1940 Act provides that an investment company may have multiple classes, and provides rules for the equitable treatment of holders of each class, including for the separate voting rights of classes, and for the differential fees that may be charged to different classes. The Corporation’s Charter provides for the creation of multiple classes.

Stockholder, Director and Officer Liability

Under Maryland law, stockholders of a corporation generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. The Corporation’s Charter provides that, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. In addition, the Corporation is required to provide for indemnification and advance expenses to its directors and officers. However, these provisions do not apply to protect any director or officer for any liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

Massachusetts Fund

Each of the Growth Opportunities Fund and the New Century Fund is governed by the Trust’s Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Trust’s Declaration provides that shareholders have the power to vote (a) for the election of the Trustees, (b) the removal of the Trustees, (c) with respect to any investment advisory, management or other contract, (d) with respect to termination of the Trust, (e) with respect to certain amendments of the Trust’s Declaration, (f) with respect to the merger, consolidation or sale of assets of the Trust, (g) with respect to incorporation of the Trust, (h) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, provided that shareholders of a series are not entitled to vote with respect to a matter which does not affect that series, and (i) with respect to such additional matters relating to the Trust as may be required by law, the Trust’s Declaration, the Trust’s by-laws or any registration statement of the Trust filed with any federal or state regulatory authority, or as and when the Trustees may consider necessary or desirable.

Election and Removal of Trustees

The Trust’s Declaration provides that the Trustees determine the size of the Board of Trustees. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Any Trustee may be removed with cause, by action of two-thirds of the remaining Trustees or by the action of shareholders of record of not less than two-thirds of the shares outstanding, provided in no event shall the number of Trustees after removal be less than three.

Issuance and Repurchase of Shares

Under the Trust’s Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may deem best. Shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine. Notwithstanding the foregoing, any shareholder shall be entitled to rights of appraisal of its shares with respect to any merger, consolidation, sale or exchange of the Trust’s assets.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of each series and class, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different series and classes. Under the Trust’s Declaration, the Board of Trustees has the authority to issue separate series and classes of shares that represent interests in the assets of the Trust or a series of the Trust, as applicable. A series and class shall have exclusive voting rights with respect to matters affecting such series and class, respectively. The Board of Trustees may classify and reclassify the shares of the Trust into additional series and classes of shares at a future date. Upon liquidation of a series, shareholders of that series are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust.

Shareholder, Trustee and Officer Liability

The Trust’s Declaration provides that the Trust shareholders have no personal liability for the obligations of the Trust and requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal or other expenses reasonably incurred by him arising from any such claim or liability. Similarly, the Trust’s Declaration provides that Trustees, officers, employees and have no personal liability for the obligations of the Trust. The Trust’s Declaration further provides that no Trustee, Officer, employee or agent shall be liable to the Trust or its shareholders for any action or failure to act, except for his bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trust’s Declaration also provides that each Trustee, officer and employee of the Trust will, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The foregoing is only a summary of certain rights of shareholders under the organization documents governing each Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Target Funds and the Small-Cap Growth Portfolio does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Trustees or Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. No Target Fund (in the event the Reorganization relating to such Fund is not completed), nor the Small-Cap Growth Portfolio intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Growth Opportunities Fund and the New Century Fund and the Board of Trustees and also on behalf of the Mid-Cap Growth Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about August 26, 2009. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Funds and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Each Target Fund has retained Computershare, Inc. (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Reorganizations are estimated to be approximately $63,866.19, all of which will be borne by SAAMCo or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of each Target Fund. Representatives of SAAMCo and its affiliates and other representatives of the Target Funds may also solicit proxies. Questions about the proposal should be directed to SAAMCo by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Fund into the Small-Cap Growth Portfolio and the solicitation of proxies by and on behalf of the relevant Board for use at the Special Meeting. The Special Meeting will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of July 31, 2009, the Growth Opportunities Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	1,648,546.196
B	356,801.532
C	283,859.076
I	4,640.700

As of July 31, 2009, the New Century Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	2,887,517.113
B	271,331.696
C	191,987.202

As of July 31, 2009, the Mid-Cap Growth Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
A	4,266,086.208
B	71,175.049
C	203,344.949

Only shareholders of record on July 31, 2009 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Target Fund of the proposed Reorganization relating to such Fund will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization relating to their Target Fund, the Reorganization will not occur. Each Board has fixed the close of business on July 31, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the

Special Meeting, or any adjournments or postponements thereof. Under both Maryland and Massachusetts law, other than procedural matters relating to the proposal to approve a Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of each Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Target Fund without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the applicable Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the applicable Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

The Focused Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolio”), are each fund-of-funds advised by SAAMCo that own shares of the Mid-Cap Growth Portfolio as of the record date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Mid-Cap Growth Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Mid-Cap Growth Portfolio (not including the other Focused Strategy Portfolios).

Portfolio	Amount of Mid-Cap Growth Portfolio Shares Owned	Percentage of Mid-Cap Growth Portfolio Shares Owned
Focused Equity Strategy Portfolio	2,609,997	57.5%
Focused Multi-Asset Strategy Portfolio	1,297,872	28.6%

Manner of Voting

Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of each of the Trust and the Corporation, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (888) 916-1722 toll-free between 9:00 a.m. and 6:00 p.m., Eastern time, Monday through Friday if no confirmation is received or if your instructions have not been properly reflected.

By Internet. To vote over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

August 26, 2009

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio

The Corporation has adopted for each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio certain investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental investment restrictions, each of the Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio may not:

1. Invest more than 25% of the Fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that the Fund may hold or sell real estate acquired as a result of the ownership of securities.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. The Fund may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that: (i) the Fund may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.

A-1

Growth Opportunities Fund and the New Century Fund

Each of the Growth Opportunities Fund and the New Century Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, each of the Growth Opportunities Fund and the New Century Fund may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).

2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities.

3. Purchase securities on margin, borrow money or pledge their assets, except that the New Century Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e. presently 50% of net assets). Additionally, each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.

4. Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.

5. Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may: (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

7. Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

A-2

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2009, by and between SunAmerica Focused Series, Inc., a Maryland corporation (the “Acquiring Company”), on behalf of the Focused Small-Cap Growth Portfolio (the “Acquiring Fund”), and [                            ], a [Massachusetts business trust/Maryland corporation] (the “Target Company”), on behalf of the [                    ] (the “Target Fund,” and together with the Acquiring Fund, the “Funds”). The Acquiring Fund is designated as a legally separate series of the Acquiring Company and the Target Fund is designated as a legally separate series of the Target Company.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class A, Class B[,] [and] Class C [and Class I] shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Acquiring Company and Target Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Company, on behalf of the Acquiring Fund, is authorized to issue its shares of common stock;

WHEREAS, the Board of Directors of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Target Company has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF

THE TARGET FUND’S LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Company, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Company, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Target Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Target Fund; [and] Class C shares of the Acquiring Fund correspond to Class C shares of the Target Fund[.][; and Class I shares of the Acquiring Fund correspond to Class I shares of the Target Fund.]

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Fund’s investment adviser (the “Adviser”) pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date. Prior to the Closing Date, the Target Company, on behalf of the Target Fund, shall make any filings with the [Commonwealth of Massachusetts/State of Maryland] that are required under the laws of the [Commonwealth of Massachusetts/State of Maryland] to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Company of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Acquiring Company shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Company as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Target Company on behalf of the Target Fund. The Acquiring Company shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Fund shall be terminated as a series of the Target Company promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the [Commonwealth of Massachusetts/State of Maryland] and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY ACQUIRING COMPANY OR TARGET COMPANY. The Acquiring Company and the Target Company shall take all actions expressed herein as being the obligations of the Acquiring Company or Target Company, as applicable, on behalf of the Acquiring Fund or the Target Fund, respectively.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], 2009, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY AND THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Company is a [trust/corporation] that is duly organized, validly existing and in good standing under laws of the [Commonwealth of Massachusetts/State of Maryland]. The Target Fund is a [legally designated/duly established], separate series of the Target Company. The Target Company is duly authorized to transact business in the [Commonwealth of Massachusetts/State of Maryland] and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Company with respect to itself and the Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of [Massachusetts/Maryland] law or any provision of the Target Company’s [declaration of trust/articles of incorporation] or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Target Company or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of [September 30, 2008/October 31, 2008], the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended [March 31, 2009/April 30, 2009] have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended [September 30, 2008/October 31, 2008] and the unaudited financial statements for the six months ended [March 31, 2009/April 30, 2009], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by a Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since [March 31, 2009/April 30, 2009] there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since May 26, 2009, there has not been any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company has authorized shares of [beneficial interest/common stock] allocated to the Target Fund consisting of [    ] of shares having a par value of $[        ] per share, of which it is authorized to issue [    ] of shares of each of Class A, Class B[,] [and] Class C [and Class I] for the Target Fund. All issued and outstanding shares of [beneficial interest/common stock] of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights [(recognizing that, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund)]. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the Target Company, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under [Massachusetts/Maryland] state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the [Trustees/Directors] of the Target Company. Subject to the approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Company and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the Target Company that is treated as a corporation separate from any and all other series of the Target Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2009 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund representing a majority of its outstanding voting securities (as defined in the 1940 Act), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Fund.

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY AND THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a) The Acquiring Company is a corporation organization under the laws of the State of Maryland. The Acquiring Fund is a duly established, separate series of the Acquiring Company. The Acquiring Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company and the Target Fund furnished to the Acquiring Fund by the Target Company or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Company with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of Maryland law or any provision of the Acquiring Company’s articles of incorporation or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Company or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of October 31, 2008, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2009 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2008 and the unaudited financial statements for the six months ended April 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Company has authorized shares of common stock allocated to the Acquiring Fund consisting of 125,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 50,000,000 shares of Class A and 25,000,000 shares of each of Class B, Class C and Class I for the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Acquiring Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Company and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the Acquiring Company that is treated as a corporation separate from any and all other series of the Acquiring Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, THE ACQUIRING FUND,

THE TARGET COMPANY AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Target Company and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Target Company.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Company shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Company as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, will render an opinion on these matters. None of the Acquiring Company, the Target Company, the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Target Company, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY AND

THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Company, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Company shall have delivered to the Target Fund a certificate executed by the Acquiring Company’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquiring Fund, approving this Agreement and the transactions contemplated herein.

6.2 The Target Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Acquiring Company, on behalf of the Acquiring Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Acquiring Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Acquiring Company, on behalf of the Acquiring Fund, of the Agreement and the performance of its obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Acquiring Company.

(e) Neither the execution, delivery nor performance by the Acquiring Company, on behalf of the Acquiring Fund, of the Agreement nor the compliance by the Acquiring Company, on behalf of the Acquiring Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

6.3 The Target Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Acquiring Company of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Company, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Company and the Acquiring Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY AND

THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Company, on behalf of the Target Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Target Company’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Target Fund, approving this Agreement and the transactions contemplated herein.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Company.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

[7.4 The Acquiring Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Target Company, on behalf of the Target Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Target Company, on behalf of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Target Company, on behalf of the Target Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Target Company.

(e) Neither the execution, delivery nor performance by the Target Company, on behalf of the Target Fund, of the Agreement nor its compliance by the Target Company, on behalf of the Target Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland].

[7.4 The Acquiring Company shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of the Commonwealth of Massachusetts.

(b) The Agreement has been duly authorized, executed and delivered by the Target Company, on behalf of the Target Fund, under the applicable laws of the Commonwealth of Massachusetts and constitutes the valid and binding obligation of the Target Company, on behalf of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(c) The execution and delivery by the Target Company, on behalf of the Target Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Target Company.

(d) Neither the execution, delivery nor performance by the Target Company, on behalf of the Target Fund, of the Agreement will contravene any provision of any applicable law of the Commonwealth of Massachusetts (other than Massachusetts securities laws)].

7.5 The Acquiring Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Target Company of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Company, on behalf of the Target Fund, or the enforceability of the Agreement against the Target Company and the Target Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of [Bingham McCutchen LLP as to matters of Massachusetts law][Venable LLP as to matters of Maryland law].

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF

THE ACQUIRING COMPANY, THE TARGET COMPANY,

THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Company or the Target Company, the Acquiring Fund or the Target Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Company’s [declaration of trust/articles of incorporation] and by-laws, applicable [Massachusetts/Maryland] law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, the Target Company, the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Company, the Target Company, the Acquiring Fund or the Target Fund, or the Adviser, Trustees, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 Each of the Acquiring Company and the Target Company shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Target Company, on behalf of the Target Fund, by the Acquiring Company, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser shall bear the direct and indirect expenses incurred by the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company, on behalf of the Acquiring Fund, or the Target Company, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Company or the Board of Directors, the Target Company [or the Board of Trustees], or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by the Board of Directors [and the Board of Trustees]; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Company, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 [A copy of the Declaration of Trust of the Target Company is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Target Company shall have any personal liability under this Agreement, and that insofar as it relates to the Target Fund, this Agreement is binding only upon the assets and properties of such fund.]

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[TARGET COMPANY], on behalf of its series,

[TARGET FUND]

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC., on behalf of its series,

FOCUSED SMALL-CAP GROWTH PORTFOLIO

By:
Name:
Title:

SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Focused Small-Cap Growth Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 26, 2009

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), the SunAmerica New Century Fund (the “New Century Fund”), each a series of SunAmerica Equity Funds (the “Trust”), and the Focused Mid-Cap Growth Portfolio (the “Mid-Cap Growth Portfolio” and together with the Growth Opportunities Fund and the New Century Fund, the “Target Funds” and each, a “Target Fund”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), into the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the Corporation.

This SAI contains information which may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August 26, 2009 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of the assets of the relevant Target Fund in exchange for the assumption of liabilities of the Target Fund and shares of the Small-Cap Growth Portfolio. Each Target Fund will distribute the Small-Cap Growth Portfolio shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Focused Small-Cap Growth Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

B-1

ADDITIONAL INFORMATION ABOUT

THE GROWTH OPPORTUNITIES FUND, THE NEW CENTURY FUND,

THE MID-CAP GROWTH PORTFOLIO

AND THE SMALL-CAP GROWTH PORTFOLIO

For the Growth Opportunities Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Trust dated January 28, 2009, as supplemented, as filed with the Securities and Exchange Commission.

For the New Century Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Trust dated January 28, 2009, as supplemented, as filed with the Securities and Exchange Commission.

For the Mid-Cap Growth Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 27, 2009, as supplemented, as filed with the Securities and Exchange Commission.

For the Small-Cap Growth Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 27, 2009, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Small-Cap Growth Portfolio for the fiscal year ended October 31, 2008, (ii) the Semi-Annual Report to Shareholders of the Small-Cap Growth Portfolio for the fiscal period ended April 30, 2009, (iii) the Annual Report to Shareholders of the Growth Opportunities Fund for the fiscal year ended September 30, 2008, (iv) the Semi-Annual Report to Shareholders of the Growth Opportunities Fund for the fiscal period ended March 31, 2009, (v) the Annual Report to Shareholders of the New Century Fund for the fiscal year ended September 30, 2008, (vi) the Semi-Annual Report to Shareholders of the New Century Fund for the fiscal period ended March 31, 2009, (vii) the Annual Report to Shareholders of the Mid-Cap Growth Portfolio for the fiscal year ended October 31, 2008 and (viii) the Semi-Annual Report to Shareholders of the Mid-Cap Growth Portfolio for the fiscal period ended April 30, 2009, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on April 30, 2009. The unaudited pro forma statement of operations reflects expenses for the twelve months ended April 30, 2009. The unaudited pro forma financial statements give effect to the proposed exchange of shares of the Small-Cap Growth Portfolio for the assets and liabilities of each Target Fund, with the Small-Cap Growth Portfolio being the surviving entity in each case. Each proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. A substantial portion of the portfolio holdings of each of the Growth Opportunities Fund, the New Century Fund and the Mid-Cap Growth Portfolio may be sold in connection with the applicable Reorganization, although SunAmerica Asset Management Corporation (“SAAMCo”) does not currently contemplate any such transactions prior to the closing of the applicable Reorganization. If SAAMCo does dispose of such securities, transaction costs in restructuring the portfolio holdings of the Growth Opportunities Fund, the New Century Fund or the Mid-Cap Growth Portfolio prior to the closing of the applicable Reorganization will be borne by the Growth Opportunities Fund, the New Century Fund or the Mid-Cap Growth Portfolio, as applicable, (not the Small-Cap Growth Portfolio) and their shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the applicable Reorganization will be borne by the combined fund and its shareholders. SAAMCo, however, has advised that these costs are not expected to have a material impact on the Growth Opportunities Fund, the New Century Fund, the Mid-Cap Growth Portfolio or the combined fund. SAAMCo also has advised that none of the Growth Opportunities Fund, the New Century

B-2

Fund, the Mid-Cap Growth Portfolio or the combined fund will dispose of holdings in the Growth Opportunities Fund’s, the New Century Fund’s, the Mid-Cap Growth Portfolio’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes.

Unaudited pro forma financial statements are provided on the following pages.

B-3

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2009 (UNAUDITED)

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
					COMMON STOCK			79.0%	94.0%	93.9%	100.3%	95.9%
					Aerospace/Defense-Equipment			1.8%	1.2%			0.4%
—	18,500	—	—	18,500	Argon ST, Inc. + *
29,600	—	—	—	29,600	Orbital Sciences Corp. +
					Agricultural Chemicals				1.4%			0.2%
—	5,400	—	—	5,400	Potash Corp. of Saskatchewan, Inc. *
					Apparel Manufacturers				2.9%		2.6%	1.9%
—	20,900	—	—	20,900	Coach, Inc. + *
—	26,200	—	—	26,200	True Religion Apparel, Inc. + *
—	—	—	140,000	140,000	Under Armour, Inc., Class A + *
					Applications Software				1.5%	2.2%		0.6%
—	17,000	—	—	17,000	Citrix Systems, Inc. + *
—	—	34,350	—	34,350	Check Point Software Technologies, Ltd. + *
					Athletic Footwear				1.6%			0.2%
—	9,800	—	—	9,800	NIKE, Inc., Class B *
					Auction House/Art Dealers						2.9%	1.6%
—	—	—	160,300	160,300	Ritchie Bros. Auctioneers, Inc. *
					Banks-Fiduciary					2.1%		0.4%
—	—	14,150	—	14,150	Northern Trust Corp. *
					Beverages-Wine/Spirits			2.3%		1.5%		0.5%
—	—	24,650	—	24,650	Central European Distribution Corp.+ *
50,300	—	—	—	50,300	Constellation Brands, Inc., Class A +
					Brewery			1.7%				0.2%
10,900	—	—	—	10,900	Molson Coors Brewing Co., Class B
					Broadcast Services/Program					3.0%		0.5%
—	—	57,525	—	57,525	Discovery Communications, Inc., Class A + *
					Casino Hotels						1.6%	0.9%
—	—	—	50,000	50,000	Wynn Resorts, Ltd. + *
					Casino Services				1.1%			0.2%
—	28,200	—	—	28,200	International Game Technology *
					Cellular Telecom					0.9%		0.1%
—	—	20,200	—	20,200	NII Holdings, Inc. + *
					Chemicals-Diversified				1.7%	1.6%		0.5%
—	20,100	—	—	20,100	E.I. du Pont de Nemours & Co. *
—	—	12,450	—	12,450	FMC Corp. *
					Commercial Services			0.9%			2.4%	1.5%
—	—	—	80,000	80,000	CoStar Group, Inc. + *
16,131	—	—	—	16,131	Team, Inc. +
					Commercial Services-Finance			4.8%			4.2%	2.9%
—	—	—	75,000	75,000	Bankrate, Inc. + *
16,900	—	—	—	16,900	Equifax, Inc.
10,584	—	—	—	10,584	Global Payments, Inc.
21,900	—	—	—	21,900	Jackson Hewitt Tax Service, Inc.
—	—	—	66,667	66,667	Morningstar, Inc. + *
—	—	—	42,100	42,100	Riskmetrics Group, Inc. + *
16,300	—	—	—	16,300	The Western Union Co *
					Computer Aided Design						0.7%	0.4%
—	—	—	30,000	30,000	ANSYS, Inc. + *
					Computer Services			1.8%		2.0%	0.2%	0.7%
11,200	—	—	—	11,200	CACI International, Inc., Class A +
—	—	18,150	7,000	25,150	IHS, Inc., Class A + *
					Consulting Services			2.3%		0.7%	1.2%	1.1%
14,200	—	—	—	14,200	CRA International, Inc. +
—	—	—	110,000	110,000	Gartner, Inc. + *
—	—	66,200	—	66,200	Hill International, Inc. + *
5,200	—	—	—	5,200	Huron Consulting Group, Inc. +
					Cosmetics & Toiletries			2.0%				0.2%
9,300	—	—	—	9,300	Chattem, Inc. +

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
COMMON STOCK
Aerospace/Defense-Equipment
Argon ST, Inc. + *	$—	$377,215	$—	$—	377,215
Orbital Sciences Corp. +	457,616	—	—	—	457,616
Agricultural Chemicals
Potash Corp. of Saskatchewan, Inc. *	—	467,046	—	—	467,046
Apparel Manufacturers
Coach, Inc. + *	—	512,050	—	—	512,050
True Religion Apparel, Inc. + *	—	412,912	—	—	412,912
Under Armour, Inc., Class A + *	—	—	—	3,295,600	3,295,600
Applications Software
Citrix Systems, Inc. + *	—	485,010	—	—	485,010
Check Point Software Technologies, Ltd. + *	—	—	795,889	—	795,889
Athletic Footwear
NIKE, Inc., Class B *	—	514,206	—	—	514,206
Auction House/Art Dealers
Ritchie Bros. Auctioneers, Inc. *	—	—	—	3,590,720	3,590,720
Banks-Fiduciary
Northern Trust Corp. *	—	—	769,194	—	769,194
Beverages-Wine/Spirits
Central European Distribution Corp.+ *	—	—	552,160	—	552,160
Constellation Brands, Inc., Class A +	582,977	—	—	—	582,977
Brewery
Molson Coors Brewing Co., Class B	416,925	—	—	—	416,925
Broadcast Services/Program
Discovery Communications, Inc., Class A + *	—	—	1,092,400	—	1,092,400
Casino Hotels
Wynn Resorts, Ltd. + *	—	—	—	1,961,500	1,961,500
Casino Services
International Game Technology *	—	348,270	—	—	348,270
Cellular Telecom
NII Holdings, Inc. + *	—	—	326,432	—	326,432
Chemicals-Diversified
E.I. du Pont de Nemours & Co. *	—	560,790	—	—	560,790
FMC Corp. *	—	—	606,689	—	606,689
Commercial Services
CoStar Group, Inc. + *	—	—	—	2,964,000	2,964,000
Team, Inc. +	231,802	—	—	—	231,802
Commercial Services-Finance
Bankrate, Inc. + *	—	—	—	1,875,000	1,875,000
Equifax, Inc.	492,804	—	—	—	492,804
Global Payments, Inc.	339,323	—	—	—	339,323
Jackson Hewitt Tax Service, Inc.	107,091	—	—	—	107,091
Morningstar, Inc. + *	—	—	—	2,644,680	2,644,680
Riskmetrics Group, Inc. + *	—	—	—	732,119	732,119
The Western Union Co *	273,025	—	—	—	273,025
Computer Aided Design
ANSYS, Inc. + *	—	—	—	828,600	828,600
Computer Services
CACI International, Inc., Class A +	442,960	—	—	—	442,960
IHS, Inc., Class A + *	—	—	750,684	289,520	1,040,204
Consulting Services
CRA International, Inc. +	331,428	—	—	—	331,428
Gartner, Inc. + *	—	—	—	1,486,100	1,486,100
Hill International, Inc. + *	—	—	267,448	—	267,448
Huron Consulting Group, Inc. +	249,340	—	—	—	249,340
Cosmetics & Toiletries
Chattem, Inc. +	510,663	—	—	—	510,663

B-4

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
					Consumer Products-Misc.				4.1%	2.1%		1.0%
—	23,700	—	—	23,700	Clorox Co. *
—	—	30,500	—	30,500	Tupperware Brands Corp. *
					Data Processing/Management			2.7%	1.2%	2.3%		0.9%
18,300	10,200	22,850	—	51,350	Fiserv, Inc. +
					Decision Support Software			0.8%			3.5%	2.1%
—	—	—	209,000	209,000	MSCI, Inc., Class A + *
25,700	—	—	—	25,700	Wind River Systems, Inc. + *
					Diagnostic Equipment			1.4%				0.2%
22,200	—	—	—	22,200	Immucor, Inc. +
					Dialysis Centers			1.6%		2.5%		0.6%
8,700	—	19,850	—	28,550	DaVita, Inc. +
					Disposable Medical Products			1.9%				0.2%
6,600	—	—	—	6,600	C.R. Bard, Inc.
					Distribution/Wholesale			1.6%		4.2%	3.4%	2.8%
—	—	16,950	—	16,950	Genuine Parts Co. *
—	—	57,850	251,000	308,850	LKQ Corp. + *
11,400	—	—	—	11,400	Owens & Minor, Inc.
					Diversified Manufacturing Operations			1.4%	3.0%	2.0%		0.9%
—	—	16,900	—	16,900	Eaton Corp. *
—	11,100	—	—	11,100	ITT Corp. *
11,200	—	—	—	11,200	Matthews International Corp., Class A
—	18,900	—	—	18,900	Pentair, Inc. *
					E-Commerce/Services			1.0%	1.5%			0.3%
16,200	29,300	—	—	45,500	IAC/InterActive Corp. +
					Electric Products-Misc.				1.5%			0.2%
—	14,700	—	—	14,700	AMETEK, Inc. *
					Electric-Integrated				1.0%	2.0%		0.5%
—	—	35,900	—	35,900	Northeast Utilities *
—	8,400	—	—	8,400	PG&E Corp. *
					Electric-Transmission					2.1%		0.3%
—	—	17,350	—	17,350	ITC Holdings Corp. *
					Electronic Components-Semiconductors			0.8%	1.8%	2.2%		0.7%
12,800	35,900	—	—	48,700	MEMC Electronic Materials, Inc. +
—	—	35,200	—	35,200	Microchip Technology, Inc. *
					Electronic Measurement Instruments				1.0%	1.4%		0.4%
—	17,700	—	—	17,700	Agilent Technologies, Inc. + *
—	—	11,300	—	11,300	Itron, Inc. + *
					Engineering/R&D Services						2.9%	1.6%
—	—	—	140,000	140,000	Aecom Technology Corp. + *
					Enterprise Software/Service			1.9%	2.5%	2.0%		0.9%
12,000	59,000	—	—	71,000	Lawson Software, Inc. + *
11,200	13,900	—	—	25,100	Mantech International Corp., Class A +
—	—	21,650	—	21,650	Sybase, Inc. + *
					Entertainment Software				1.1%	1.9%		0.5%
—	31,600	65,350	—	96,950	Activision Blizzard, Inc. + *
					Finance-Commercial				1.8%			0.3%
—	261,800	—	—	261,800	CIT Group, Inc. *
					Finance-Investment Banker/Broker			1.8%	2.7%		1.6%	1.5%
31,100	—	—	—	31,100	Interactive Brokers Group, Inc., Class A +
—	—	—	100,000	100,000	Jefferies Group, Inc. *
—	35,900	—	—	35,900	TD Ameritrade Holding Corp. + *
—	16,100	—	—	16,100	The Charles Schwab Corp. *
					Food-Baking					1.3%		0.2%
—	—	21,050	—	21,050	Flowers Foods, Inc. *
					Food-Confectionery			1.9%		1.4%		0.4%
12,000	—	12,750	—	24,750	The J.M. Smucker Co.
					Food-Misc.			0.9%	1.9%		4.1%	2.7%
—	19,908	—	—	19,908	American Italian Pasta Co., Class A + *
13,600	—	—	—	13,600	The Hain Celestial Group, Inc. +

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
Consumer Products-Misc.
Clorox Co. *	—	1,328,385	—	—	1,328,385
Tupperware Brands Corp. *	—	—	763,415	—	763,415
Data Processing/Management
Fiserv, Inc. +	682,956	380,664	852,762	—	1,916,382
Decision Support Software
MSCI, Inc., Class A + *	—	—	—	4,386,910	4,386,910
Wind River Systems, Inc. + *	188,381	—	—	—	188,381
Diagnostic Equipment
Immucor, Inc. +	361,638	—	—	—	361,638
Dialysis Centers
DaVita, Inc. +	403,419	—	920,444	—	1,323,863
Disposable Medical Products
C.R. Bard, Inc.	472,758	—	—	—	472,758
Distribution/Wholesale
Genuine Parts Co. *	—	—	575,622	—	575,622
LKQ Corp. + *	—	—	982,293	4,261,980	5,244,273
Owens & Minor, Inc.	395,352	—	—	—	395,352
Diversified Manufacturing Operations
Eaton Corp. *	—	—	740,220	—	740,220
ITT Corp. *	—	455,211	—	—	455,211
Matthews International Corp., Class A	350,784	—	—	—	350,784
Pentair, Inc. *	—	503,496	—	—	503,496
E-Commerce/Services
IAC/InterActive Corp. +	259,524	469,386	—	—	728,910
Electric Products-Misc.
AMETEK, Inc. *	—	473,487	—	—	473,487
Electric-Integrated
Northeast Utilities *	—	—	754,618	—	754,618
PG&E Corp. *	—	311,808	—	—	311,808
Electric-Transmission
ITC Holdings Corp. *	—	—	755,245	—	755,245
Electronic Components-Semiconductors
MEMC Electronic Materials, Inc. +	207,360	581,580	—	—	788,940
Microchip Technology, Inc. *	—	—	809,600	—	809,600
Electronic Measurement Instruments
Agilent Technologies, Inc. + *	—	323,202	—	—	323,202
Itron, Inc. + *	—	—	519,800	—	519,800
Engineering/R&D Services
Aecom Technology Corp. + *	—	—	—	3,602,200	3,602,200
Enterprise Software/Service
Lawson Software, Inc. + *	64,680	318,010	—	—	382,690
Mantech International Corp., Class A +	405,328	503,041	—	—	908,369
Sybase, Inc. + *	—	—	735,234	—	735,234
Entertainment Software
Activision Blizzard, Inc. + *	—	340,332	703,820	—	1,044,152
Finance-Commercial
CIT Group, Inc. *	—	581,196	—	—	581,196
Finance-Investment Banker/Broker
Interactive Brokers Group, Inc., Class A +	458,725	—	—	—	458,725
Jefferies Group, Inc. *	—	—	—	1,957,000	1,957,000
TD Ameritrade Holding Corp. + *	—	571,169	—	—	571,169
The Charles Schwab Corp. *	—	297,528	—	—	297,528
Food-Baking
Flowers Foods, Inc. *	—	—	486,255	—	486,255
Food-Confectionery
The J.M. Smucker Co.	472,800	—	502,350	—	975,150
Food-Misc.
American Italian Pasta Co., Class A + *	—	625,907	—	—	625,907
The Hain Celestial Group, Inc. +	226,984	—	—	—	226,984

B-5

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
—	—	—	90,000	90,000	Ralcorp Holdings, Inc. + *
					Food-Retail						2.0%	1.1%
—	—	—	120,000	120,000	Whole Foods Market, Inc. *
					Food-Wholesale/Distribution			2.6%				0.3%
21,500	—	—	—	21,500	Fresh Del Monte Produce, Inc. +
20,500	—	—	—	20,500	Spartan Stores, Inc.
					Gold Mining				1.4%			0.2%
—	16,100	—	—	16,100	Barrick Gold Corp. *
					Hazardous Waste Disposal			2.2%	0.8%	1.9%		0.7%
11,550	5,800	15,200	—	32,550	Stericycle, Inc. +
					Home Decoration Products				1.8%			0.3%
—	57,000	—	—	57,000	Newell Rubbermaid, Inc. *
					Hotel/Motels						4.8%	2.7%
—	—	—	200,000	200,000	Choice Hotels International, Inc. *
					Human Resources			0.6%	0.5%			0.1%
4,000	—	—	—	4,000	Emergency Medical Services Corp., Class A + *
—	20,500	—	—	20,500	MPS Group, Inc. + *
					Industrial Gases					1.7%		0.3%
—	—	14,900	—	14,900	Airgas, Inc. *
					Instruments-Controls					1.7%		0.3%
—	—	10,300	—	10,300	Mettler-Toledo International, Inc. + *
					Instruments-Scientific				1.0%	1.9%		0.5%
—	18,300	—	—	18,300	FEI Co. + *
—	—	19,500	—	19,500	Thermo Fisher Scientific, Inc. + *
					Insurance-Multi-line			0.4%	1.3%			0.2%
4,700	—	—	—	4,700	HCC Insurance Holdings, Inc.
—	14,100	—	—	14,100	MetLife, Inc. *
					Insurance-Property/Casualty						4.9%	2.8%
—	—	—	105,000	105,000	Arch Capital Group, Ltd. + *
					Internet Content-Information/News						0.2%	0.1%
—	—	—	8,021	8,021	WebMD Health Corp., Class A + *
					Internet Infrastructure Software					2.1%		0.3%
—	—	34,600	—	34,600	Akamai Technologies, Inc. + *
					Internet Security				1.7%	2.5%		0.7%
—	—	24,250	—	24,250	McAfee, Inc. + *
—	32,400	—	—	32,400	Symantec Corp. + *
					Investment Management/Advisor Services				0.9%			0.1%
—	7,500	—	—	7,500	T. Rowe Price Group, Inc. *
					Lasers-System/Components			0.7%				0.1%
8,800	—	—	—	8,800	Coherent, Inc. + *
					Machinery-Construction & Mining				1.2%			0.2%
—	15,800	—	—	15,800	Joy Global, Inc. *
					Medical Instruments			1.7%	1.3%		7.0%	4.4%
32,927	—	—	—	32,927	Conmed Corp. +
—	—	—	123,000	123,000	Edwards Lifesciences Corp. + *
—	12,900	—	—	12,900	St. Jude Medical, Inc. + *
—	—	—	17,194	17,194	Techne Corp. *
					Medical Labs & Testing Services			3.5%	1.6%			0.6%
22,100	—	—	—	22,100	ICON PLC ADR +
8,200	—	—	—	8,200	Laboratory Corp. of America Holdings +
—	9,800	—	—	9,800	Quest Diagnostics, Inc. *
					Medical Products					3.9%		0.7%
—	—	11,250	—	11,250	Haemonetics Corp. + *
—	—	25,950	—	25,950	West Pharmaceutical Services, Inc. *
					Medical-Biomedical/Gene			1.4%	1.2%		1.2%	1.0%
—	—	—	55,000	55,000	Charles River Laboratories International, Inc. + *
33,900	—	—	—	33,900	Emergent Biosolutions, Inc. +
—	7,500	—	—	7,500	Genzyme Corp. + *

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
Ralcorp Holdings, Inc. + *	—	—	—	5,144,400	5,144,400
Food-Retail
Whole Foods Market, Inc. *	—	—	—	2,487,600	2,487,600
Food-Wholesale/Distribution
Fresh Del Monte Produce, Inc. +	312,180	—	—	—	312,180
Spartan Stores, Inc.	333,535	—	—	—	333,535
Gold Mining
Barrick Gold Corp. *	—	468,510	—	—	468,510
Hazardous Waste Disposal
Stericycle, Inc. +	543,774	273,064	715,616	—	1,532,454
Home Decoration Products
Newell Rubbermaid, Inc. *	—	595,650	—	—	595,650
Hotel/Motels
Choice Hotels International, Inc. *	—	—	—	5,986,000	5,986,000
Human Resources
Emergency Medical Services Corp., Class A + *	139,360	—	—	—	139,360
MPS Group, Inc. + *		164,820			164,820
Industrial Gases
Airgas, Inc. *	—	—	642,488	—	642,488
Instruments-Controls
Mettler-Toledo International, Inc. + *	—	—	634,789	—	634,789
Instruments-Scientific
FEI Co. + *	—	314,394	—	—	314,394
Thermo Fisher Scientific, Inc. + *	—	—	684,060	—	684,060
Insurance-Multi-line
HCC Insurance Holdings, Inc.	112,424	—	—	—	112,424
MetLife, Inc. *	—	419,475	—	—	419,475
Insurance-Property/Casualty
Arch Capital Group, Ltd. + *	—	—	—	6,066,900	6,066,900
Internet Content-Information/News
WebMD Health Corp., Class A + *	—	—	—	207,022	207,022
Internet Infrastructure Software
Akamai Technologies, Inc. + *	—	—	761,892	—	761,892
Internet Security
McAfee, Inc. + *	—	—	910,345	—	910,345
Symantec Corp. + *	—	558,900	—	—	558,900
Investment Management/Advisor Services
T. Rowe Price Group, Inc. *	—	288,900	—	—	288,900
Lasers-System/Components
Coherent, Inc. + *	167,200	—	—	—	167,200
Machinery-Construction & Mining
Joy Global, Inc. *	—	402,900	—	—	402,900
Medical Instruments
Conmed Corp. +	438,588	—	—	—	438,588
Edwards Lifesciences Corp. + *	—	—	—	7,795,740	7,795,740
St. Jude Medical, Inc. + *	—	432,408	—	—	432,408
Techne Corp. *	—	—	—	983,841	983,841
Medical Labs & Testing Services
ICON PLC ADR +	350,064	—	—	—	350,064
Laboratory Corp. of America Holdings +	526,030	—	—	—	526,030
Quest Diagnostics, Inc. *	—	503,034	—	—	503,034
Medical Products
Haemonetics Corp. + *	—	—	580,838	—	580,838
West Pharmaceutical Services, Inc. *	—	—	847,267	—	847,267
Medical-Biomedical/Gene
Charles River Laboratories International, Inc. + *	—	—	—	1,520,750	1,520,750
Emergent Biosolutions, Inc. +	363,069	—	—	—	363,069
Genzyme Corp. + *	—	399,975	—	—	399,975

B-6

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
					Medical-Drugs				1.2%			0.2%
—	6,000	—	—	6,000	Cephalon, Inc. + *
					Medical-Generic Drugs			2.9%	2.3%			0.7%
—	22,100	—	—	22,100	Mylan, Inc. + *
28,100	17,800	—	—	45,900	Perrigo Co.
					Medical-HMO						4.3%	2.5%
—	—	—	180,000	180,000	AMERIGROUP Corp. + *
					Medical-Nursing Homes			1.5%				0.2%
42,900	—	—	—	42,900	Sun Healthcare Group, Inc. +
					Medical-Outpatient/Home Medical			1.8%				0.2%
7,133	—	—	—	7,133	Air Methods Corp. + *
12,900	—	—	—	12,900	Amsurg Corp. +
					Metal Processors & Fabrication			0.3%	1.1%	2.3%		0.6%
—	—	26,950	—	26,950	Kaydon Corp. *
—	4,600	—	—	4,600	Precision Castparts Corp. *
4,600	—	—	—	4,600	RBC Bearings, Inc. + *
					Oil & Gas Drilling				1.5%		3.0%	1.9%
—	—	—	120,000	120,000	Helmerich & Payne, Inc. *
—	7,200	—	—	7,200	Transocean, Ltd. + *
					Oil Companies-Exploration & Production			1.6%	3.0%	1.7%	3.1%	2.7%
3,200	8,800	—	—	12,000	Comstock Resources, Inc. +
—	—	—	135,000	135,000	Encore Acquisition Co. + *
37,000	—	—	—	37,000	McMoRan Exploration Co. +
—	7,000	—	—	7,000	Range Resources Corp. *
—	10,800	17,650	—	28,450	Southwestern Energy Co. + *
16,000	—	—	—	16,000	Vaalco Energy, Inc. *
					Oil Companies-Integrated				2.1%			0.3%
—	5,300	—	—	5,300	Hess Corp. *
—	8,300	—	—	8,300	Murphy Oil Corp. *
					Oil-Field Services					1.8%	5.5%	3.4%
—	—	—	35,000	35,000	Core Laboratories NV *
—	—	14,150	—	14,150	Oceaneering International, Inc. + *
—	—	—	60,000	60,000	SEACOR Holdings, Inc. + *
					Patient Monitoring Equipment			1.7%		2.5%		0.6%
20,000	—	—	—	20,000	CardioNet ,Inc. + *
—	—	32,050	—	32,050	Masimo Corp. + *
					Pharmacy Services				1.6%			0.2%
—	7,900	—	—	7,900	Express Scripts, Inc. + *
					Physical Therapy/Rehabilitation Centers			2.7%				0.3%
34,500	—	—	—	34,500	Psychiatric Solutions, Inc. +
					Physicians Practice Management			1.5%				0.2%
10,600	—	—	—	10,600	MEDNAX, Inc. +
					Pipelines					2.3%		0.4%
—	—	27,100	—	27,100	Enbridge, Inc. *
					Private Corrections			0.7%		1.0%		0.2%
—	—	26,300	—	26,300	Corrections Corp. of America + *
9,800	—	—	—	9,800	The Geo Group, Inc. +
					Quarrying					0.2%		0.0%
—	—	1,400	—	1,400	Compass Minerals International, Inc. *
					Racetracks			0.6%			5.7%	3.3%
6,500	—	—	—	6,500	International Speedway Corp., Class A *
—	—	—	208,000	208,000	Penn National Gaming, Inc. + *
					Real Estate Investment Trusts					2.8%		0.5%
—	—	34,350	—	34,350	Corporate Office Properties Trust *
					Research & Development			1.9%				0.2%
23,800	—	—	—	23,800	Pharmaceutical Product Development, Inc.
					Retail-Apparel/Shoe			0.8%	1.0%	1.1%	1.0%	1.0%
—	21,100	—	—	21,100	The Gap, Inc. *
—	—	15,350	—	15,350	Guess?, Inc. *
—	—	—	72,000	72,000	J Crew Group, Inc. + *

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
Medical-Drugs
Cephalon, Inc. + *	—	393,660	—	—	393,660
Medical-Generic Drugs
Mylan, Inc. + *	—	292,825	—	—	292,825
Perrigo Co.	728,352	461,376	—	—	1,189,728
Medical-HMO
AMERIGROUP Corp. + *	—	—	—	5,376,600	5,376,600
Medical-Nursing Homes
Sun Healthcare Group, Inc. +	363,363	—	—	—	363,363
Medical-Outpatient/Home Medical
Air Methods Corp. + *	189,381	—	—	—	189,381
Amsurg Corp. +	264,966	—	—	—	264,966
Metal Processors & Fabrication
Kaydon Corp. *	—	—	861,322	—	861,322
Precision Castparts Corp. *	—	344,356	—	—	344,356
RBC Bearings, Inc. + *	85,100	—	—	—	85,100
Oil & Gas Drilling
Helmerich & Payne, Inc. *	—	—	—	3,698,400	3,698,400
Transocean, Ltd. + *	—	485,856	—	—	485,856
Oil Companies-Exploration & Production
Comstock Resources, Inc. +	110,272	303,248	—	—	413,520
Encore Acquisition Co. + *	—	—	—	3,940,650	3,940,650
McMoRan Exploration Co. +	203,130	—	—	—	203,130
Range Resources Corp. *	—	279,790	—	—	279,790
Southwestern Energy Co. + *	—	387,288	632,929	—	1,020,217
Vaalco Energy, Inc. *	76,320	—	—	—	76,320
Oil Companies-Integrated
Hess Corp. *	—	290,387	—	—	290,387
Murphy Oil Corp. *	—	395,993	—	—	395,993
Oil-Field Services
Core Laboratories NV *	—	—	—	2,913,050	2,913,050
Oceaneering International, Inc. + *	—	—	644,816	—	644,816
SEACOR Holdings, Inc. + *	—	—	—	3,943,200	3,943,200
Patient Monitoring Equipment
CardioNet ,Inc. + *	415,000	—	—	—	415,000
Masimo Corp. + *	—	—	926,245	—	926,245
Pharmacy Services
Express Scripts, Inc. + *	—	505,363	—	—	505,363
Physical Therapy/Rehabilitation Centers
Psychiatric Solutions, Inc. +	668,955	—	—	—	668,955
Physicians Practice Management
MEDNAX, Inc. +	380,540	—	—	—	380,540
Pipelines
Enbridge, Inc. *	—	—	836,035	—	836,035
Private Corrections
Corrections Corp. of America + *	—	—	371,619	—	371,619
The Geo Group, Inc. +	162,974	—	—	—	162,974
Quarrying
Compass Minerals International, Inc. *	—	—	67,508	—	67,508
Racetracks
International Speedway Corp., Class A *	153,920	—	—	—	153,920
Penn National Gaming, Inc. + *	—	—	—	7,076,160	7,076,160
Real Estate Investment Trusts
Corporate Office Properties Trust *	—	—	1,049,736	—	1,049,736
Research & Development
Pharmaceutical Product Development, Inc.	466,718	—	—	—	466,718
Retail-Apparel/Shoe
The Gap, Inc. *	—	327,894	—	—	327,894
Guess?, Inc. *	—	—	399,714	—	399,714
J Crew Group, Inc. + *	—	—	—	1,239,120	1,239,120

B-7

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
10,300	—	—	—	10,300	Urban Outfitters, Inc. +
					Retail-Automobile						1.5%	0.8%
—	—	—	140,000	140,000	Penske Auto Group, Inc. *
					Retail-Auto Parts				1.5%	2.4%		0.6%
—	11,200	—	—	11,200	Advance Auto Parts, Inc. *
—	—	22,850	—	22,850	O’Reilly Automotive, Inc. + *
					Retail-Catalog Shopping						2.4%	1.4%
—	—	—	75,000	75,000	MSC Industrial Direct Co., Inc., Class A *
					Retail-Major Department Stores				5.1%			0.7%
—	221,600	—	—	221,600	Saks, Inc. + *
—	17,200	—	—	17,200	TJX Cos., Inc. *
					Retail-Restaurants			2.2%	3.6%	2.1%	0.6%	1.5%
—	3,785	—	—	3,785	Buffalo Wild Wings, Inc. + *
33,900	34,000	46,250	—	114,150	Burger King Holdings, Inc.
—	—	—	75,000	75,000	Sonic Corp. + *
—	90,000	—	—	90,000	Wendy’s/Arby’s Group, Inc., Class A *
					Retail-Sporting Goods						3.0%	1.7%
—	—	—	200,000	200,000	Dick’s Sporting Goods, Inc. + *
					Schools			1.7%	3.5%	2.3%	3.6%	3.1%
—	6,500	—	—	6,500	Apollo Group, Inc., Class A + *
—	8,200	—	—	8,200	Capella Education Co. + *
10,100	7,100	—	105,000	122,200	DeVry, Inc.
—	—	15,750	—	15,750	New Oriental Education & Technology Group, Inc. ADR + *
					Semiconductor Components-Integrated Circuits			1.8%	3.4%			0.7%
85,100	—	—	—	85,100	Integrated Device Technology, Inc. +
—	55,000	—	—	55,000	Marvell Technology Group, Ltd. + *
—	37,100	—	—	37,100	Maxim Integrated Products, Inc. *
					Semiconductor Equipment			0.2%	1.5%			0.3%
—	23,700	—	—	23,700	ASML Holding NV *
3,800	—	—	—	3,800	Ultratech, Inc. + *
					Soap & Cleaning Preparation				2.1%	1.6%	4.1%	2.9%
—	12,200	10,750	95,000	117,950	Church & Dwight Co., Inc. *
					Steel Pipe & Tube					2.3%		0.4%
—	—	13,050	—	13,050	Valmont Industries, Inc. *
					Steel-Producers				1.2%			0.2%
—	32,200	—	—	32,200	Steel Dynamics, Inc. *
					Superconductor Product & Systems					2.2%		0.4%
—	—	32,150	—	32,150	American Superconductor Corp. + *
					Telecom Services			0.4%	1.2%			0.2%
4,900	18,900	—	—	23,800	Amdocs, Ltd. +
					Telecommunication Equipment			1.4%				0.2%
10,496	—	—	—	10,496	Comtech Telecommunications Corp. +
					Telephone-Integrated				1.0%			0.2%
—	40,900	—	—	40,900	Windstream Corp. *
					Therapeutics			1.2%		1.3%		0.4%
—	—	36,450	—	36,450	BioMarin Pharmaceutical, Inc. + *
31,400	—	—	—	31,400	Warner Chilcott, Ltd., Class A +
					Tools-Hand Held					1.8%		0.4%
—	—	19,950	—	19,950	Snap-On, Inc. *
					Toys			0.9%				0.1%
17,200	—	—	—	17,200	Jakks Pacific, Inc. +
					Transactional Software					2.8%		0.5%
—	—	45,800	—	45,800	Solera Holdings, Inc. + *
					Transport-Rail				1.2%		3.8%	2.3%
—	—	—	159,000	159,000	Genesee & Wyoming, Inc., Class A + *
—	7,700	—	—	7,700	Union Pacific Corp. *
					Transport-Services				1.1%		4.3%	2.6%
—	6,400	—	100,000	106,400	C.H. Robinson Worldwide, Inc. *

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
Urban Outfitters, Inc. +	200,747	—	—	—	200,747
Retail-Automobile
Penske Auto Group, Inc. *	—	—	—	1,855,000	1,855,000
Retail-Auto Parts
Advance Auto Parts, Inc. *	—	490,000	—	—	490,000
O’Reilly Automotive, Inc. + *	—	—	887,722	—	887,722
Retail-Catalog Shopping
MSC Industrial Direct Co., Inc., Class A *	—	—	—	3,063,750	3,063,750
Retail-Major Department Stores
Saks, Inc. + *	—	1,154,536	—	—	1,154,536
TJX Cos., Inc. *	—	481,084	—	—	481,084
Retail-Restaurants
Buffalo Wild Wings, Inc. + *	—	147,764	—	—	147,764
Burger King Holdings, Inc.	553,926	555,560	755,725	—	1,865,211
Sonic Corp. + *	—	—	—	819,000	819,000
Wendy’s/Arby’s Group, Inc., Class A *	—	450,000	—	—	450,000
Retail-Sporting Goods
Dick’s Sporting Goods, Inc. + *	—	—	—	3,800,000	3,800,000
Schools
Apollo Group, Inc., Class A + *	—	409,175	—	—	409,175
Capella Education Co. + *	—	421,316	—	—	421,316
DeVry, Inc.	429,856	302,176	—	4,468,800	5,200,832
New Oriental Education & Technology Group, Inc. ADR + *	—	—	834,435	—	834,435
Semiconductor Components-Integrated Circuits
Integrated Device Technology, Inc. +	462,093	—	—	—	462,093
Marvell Technology Group, Ltd. + *	—	603,900	—	—	603,900
Maxim Integrated Products, Inc. *	—	502,705	—	—	502,705
Semiconductor Equipment
ASML Holding NV *	—	501,255	—	—	501,255
Ultratech, Inc. + *	51,376	—	—	—	51,376
Soap & Cleaning Preparation
Church & Dwight Co., Inc. *	—	663,802	584,908	5,168,950	6,417,660
Steel Pipe & Tube
Valmont Industries, Inc. *	—	—	832,329	—	832,329
Steel-Producers
Steel Dynamics, Inc. *	—	400,890	—	—	400,890
Superconductor Product & Systems
American Superconductor Corp. + *	—	—	826,255	—	826,255
Telecom Services
Amdocs, Ltd. +	102,557	395,577	—	—	498,134
Telecommunication Equipment
Comtech Telecommunications Corp. +	351,301	—	—	—	351,301
Telephone-Integrated
Windstream Corp. *	—	339,470	—	—	339,470
Therapeutics
BioMarin Pharmaceutical, Inc. + *	—	—	468,747	—	468,747
Warner Chilcott, Ltd., Class A +	307,406	—	—	—	307,406
Tools-Hand Held
Snap-On, Inc. *	—	—	676,704	—	676,704
Toys
Jakks Pacific, Inc. +	217,580	—	—	—	217,580
Transactional Software
Solera Holdings, Inc. + *	—	—	1,045,156	—	1,045,156
Transport-Rail
Genesee & Wyoming, Inc., Class A + *	—	—	—	4,770,000	4,770,000
Union Pacific Corp. *	—	378,378	—	—	378,378
Transport-Services
C.H. Robinson Worldwide, Inc. *	—	340,224	—	5,316,000	5,656,224

B-8

Shares
Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined	Security Description	Coupon	Maturity Date	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
					Transport-Truck			0.8%	1.0%			0.2%
12,100	—	—	—	12,100	Forward Air Corp.
—	9,232	—	—	9,232	Landstar System, Inc. *
					Veterinary Diagnostics						3.0%	1.7%
—	—	—	151,000	151,000	VCA Antech, Inc. + *
					Wireless Equipment				1.6%	2.3%		0.6%
—	15,800	26,650	—	42,450	American Tower Corp., Class A + *

					TOTAL COMMON STOCK			79.0%	94.0%	93.9%	100.3%	95.9%

					EXCHANGE TRADED FUNDS
					Mid-Cap Equity Funds					3.9%		0.7%
	—	14,100	—	14,100	Mid-Cap SPDR Trust Series 1 *

					TOTAL EXCHANGE TRADED FUNDS			0.0%	0.0%	3.9%	0.0%	0.7%

					TOTAL LONG-TERM INVESTMENT SECURITIES			79.0%	94.0%	97.8%	100.3%	96.6%

Principal Amount
					REPURCHASE AGREEMENT			19.7%	2.3%			2.6%
$4,931,000	$760,000.00	$—	$—	$5,691,000	State Street Bank & Trust Co. Joint Repurchase Agreement	0.01%	5/1/09

					Time Deposit					2.0%		0.3%
—	—	738,000	—	738,000	Euro Time Deposit with State Street Bank & Trust Co. *	0.01%	5/1/09

					TOTAL SHORT-TERM INVESTMENT SECURITIES			19.7%	2.3%	2.0%	0.0%	2.9%

					TOTAL INVESTMENTS			98.7%	96.3%	99.8%	100.3%	99.5%
					(cost $23,150,727; $28,373,749; $42,320,890; $123,305,174; 217,150,540)
					Liabilities in excess of other assets						-0.3%
					Other assets less liabilities (1)			1.3%	3.7%	0.2%		0.5%

					NET ASSETS			100.0%	100.0%	100.0%	100.0%	100.0%

	Market Value (Note 2)
Security Description	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Combined
Transport-Truck
Forward Air Corp.	201,707	—	—	—	201,707
Landstar System, Inc. *	—	328,752	—	—	328,752
Veterinary Diagnostics
VCA Antech, Inc. + *	—	—	—	3,778,020	3,778,020
Wireless Equipment
American Tower Corp., Class A + *	—	501,808	846,404	—	1,348,212

TOTAL COMMON STOCK	19,820,407	30,400,339	34,588,178	125,294,882	210,103,806

EXCHANGE TRADED FUNDS
Mid-Cap Equity Funds
Mid-Cap SPDR Trust Series 1 *	—	—	1,434,534	—	1,434,534

TOTAL EXCHANGE TRADED FUNDS	—	—	1,434,534	—	1,434,534

TOTAL LONG-TERM INVESTMENT SECURITIES	19,820,407	30,400,339	36,022,712	125,294,882	211,538,340

REPURCHASE AGREEMENT
State Street Bank & Trust Co. Joint Repurchase Agreement	4,931,000	760,000	—	—	5,691,000

Time Deposit
Euro Time Deposit with State Street Bank & Trust Co. *	—	—	738,000	—	738,000

TOTAL SHORT-TERM INVESTMENT SECURITIES	4,931,000	760,000	738,000	—	6,429,000

TOTAL INVESTMENTS	24,751,407	31,160,339	36,760,712	125,294,882	217,967,340
(cost $23,150,727; $28,373,749; $42,320,890; $123,305,174; $217,150,540)
Liabilities in excess of other assets	—	—	—	(387,962)	—
Other assets less liabilities (1)	333,397	1,192,179	61,872	—	1,182,154

NET ASSETS	$25,084,804	$32,352,518	$36,822,584	$124,906,920	$219,149,494

+	Non-income producing securities
(1)	Includes adjustment for the remaining balances of any prepaid expenses of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio to be expensed prior to the applicable Reorganization.

As of April 30, 2009, all of the securities held by the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio would comply with the compliance guidelines and/or investment restrictions of the Small-Cap Growth Portfolio, except as noted below with respect to the limits on the number of portfolio holdings. Securities of the Growth Opportunities Fund, New Century Fund, Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio may be disposed of in connection with the transaction(s) as a result of differing management styles, the rebalancing of portfolio holdings, or for other reasons, at the discretion of the respective portfolio managers of the Funds.

*	Based on the portfolio holdings of the Growth Opportunities Fund, New Century Fund, Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio as of April 30, 2009, these securities represent securities that are anticipated to be sold as a result of the limits on the number of securities that the Small-Cap Growth Portfolio is able to hold pursuant to its focused strategy.

ADR	- American Depository Receipt

See Notes to Pro Forma Combined Financial Statements

B-9

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED)

	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$19,820,407	$30,400,339	$36,022,712	$125,294,882			$211,538,340
Short-term investment securities, at market value (unaffiliated)*	—	—	738,000	—			738,000
Repurchase agreements (cost approximates market value)	4,931,000	760,000	—	—			5,691,000

Total investments	24,751,407	31,160,339	36,760,712	125,294,882			217,967,340

Cash	449	301	492	—			1,242
Receivable for:
Fund shares sold	17,750	1,162	1,443	112,957			133,312
Dividends and interest	1,113	3,942	15,323	2,975			23,353
Investments sold	2,362,325	3,783,366	400,504	799,691			7,345,886
Prepaid expenses and other assets	4,837	4,949	7,547	9,283	(17,332)	A	9,284
Due from investment adviser for expense reimbursements/fee waivers	7,059	17,202	7,962	—			32,223

Total assets	27,144,940	34,971,261	37,193,983	126,219,788	(17,332)		225,512,640

LIABILITIES:
Payable for:
Fund shares redeemed	41,073	20,844	1,579	324,126			387,622
Investments purchased	1,909,275	2,496,114	268,674	—			4,674,063
Investment advisory and management fees	14,643	19,135	32,010	96,457			162,245
Distribution and service maintenance fees	10,424	11,038	12,749	51,815			86,026
Transfer agent fees and expenses	16,095	21,250	6,158	38,348			81,851
Trustees’/Director’s fee and expenses	4,379	9,228	256	3,963			17,826
Other accrued expenses	64,247	41,134	49,973	86,673			242,027
Line of Credit	—	—	—	677,031			677,031
Due to investment advisor for expense recoupment	—	—	—	34,455			34,455

Total liabilities	2,060,136	2,618,743	371,399	1,312,868			6,363,146

Net Assets	$25,084,804	$32,352,518	$36,822,584	$124,906,920	$(17,332)		$219,149,494

NET ASSETS REPRESENTED BY:
Shares of beneficial interest/Common stock, $.01/$.0001 par value	$23,025	$34,147	$469	$1,236	(56,723)	B	$2,154
Paid-in capital	235,082,515	177,529,308	69,127,929	160,066,144	56,723		641,862,619

	235,105,540	177,563,455	69,128,398	160,067,380			641,864,773
Accumulated undistributed net investment income (loss)	(281,907)	(169,630)	(108,143)	(803,961)	(17,332)	A	(1,380,973)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	(211,339,510)	(147,827,897)	(26,637,493)	(36,346,207)			(422,151,107)
Unrealized appreciation (depreciation) on investments	1,600,681	2,786,590	(5,560,178)	1,989,708			816,801

Net Assets	$25,084,804	$32,352,518	$36,822,584	$124,906,920	$(17,332)		$219,149,494

*Cost
Long-term investment securities (unaffiliated)	$18,219,727	$27,613,749	$41,582,890	$123,305,174			$210,721,540

Short-term investment securities (unaffiliated)	$—	$—	$738,000	$—			738,000

Class A:
Net assets	$18,051,433	$28,265,580	$33,823,807	$86,878,960	$(14,737)	A	$167,005,043
Shares of beneficial interest issued and outstanding/Shares outstanding	1,590,013	2,924,263	4,302,270	8,307,364	(1,156,308)	B	15,967,602
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.35	$9.67	$7.86	$10.46			$10.46
Maximum sales charge (5.75% of offering price)	0.69	0.59	0.48	0.64			0.64

Maximum offering price to public	$12.04	$10.26	$8.34	$11.10			$11.10

Class B:
Net assets	$4,075,611	$2,366,176	$582,016	$11,323,181	$(1,267)	A	$18,345,717
Shares of beneficial interest issued and outstanding/Shares outstanding	412,809	285,572	76,015	1,212,837	(22,518)	B	1,964,715

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.87	$8.29	$7.66	$9.34			$9.34

Class C:
Net assets	$2,905,336	$1,720,762	$2,416,761	$24,684,769	$(1,318)	A	$31,726,310
Shares of beneficial interest issued and outstanding/Shares outstanding	295,199	204,886	315,177	2,654,293	(58,107)	B	3,411,448

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.84	$8.40	$7.67	$9.30			$9.30

Class I:
Net assets	$52,424	$—	$—	$2,020,010	$(10)	A	$2,072,424
Shares of beneficial interest issued and outstanding	4,496	—	—	189,080	412	B	193,988

Net asset value, offering and redemption price per share	$11.66	$—	$—	$10.68			$10.68

(A)	To adjust for the remaining balances of any prepaid expenses of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio to be expensed prior to the reorganization.
(B)	To adjust for a tax free exchange of Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio shares for shares of Small-Cap Growth Portfolio.

See Notes to Pro Forma Combined Financial Statements.

B-10

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2009 (UNAUDITED)

	Growth Opportunities Fund	New Century Fund	Mid-Cap Growth Portfolio	Small-Cap Growth Portfolio	Pro Forma Adjustments		Pro forma Combined
INVESTMENT INCOME:
Dividends (unaffiliated)	$153,160	$407,874	$323,529	$396,387	—		$1,280,950
Interest (unaffiliated	28,199	42,457	9,584	106,813	—		187,053

Total investment income*	181,359	450,331	333,113	503,200			1,468,003

EXPENSES:
Investment advisory and management fees	224,828	355,083	608,717	1,839,756	(607,911)	C	2,420,473
Distribution and service maintenance fees
Class A	71,183	142,941	196,067	452,659	1,500	D	864,350
Class B	60,343	40,077	9,777	155,820	548	D	266,565
Class C	35,329	24,964	38,749	332,603	700	D	432,345
Service fees Class I	179	—	—	14,505	20	D	14,704
Transfer agent fees and expenses
Class A	71,653	125,446	131,647	317,227	—		645,973
Class B	23,119	15,339	4,756	49,243	—		92,457
Class C	13,274	10,082	12,286	85,578	—		121,220
Class I	382	—	—	13,121	—		13,503
Registration fees
Class A	13,639	15,119	23,059	17,797	(44,614)	E	25,000
Class B	9,257	10,014	11,139	11,490	(28,900)	E	13,000
Class C	9,909	8,921	15,349	10,890	(28,069)	E	17,000
Class I	8,972	—	—	10,563	(9,535)	E	10,000
Custodian and accounting fees	67,575	48,195	64,461	86,012	(142,243)	E	124,000
Reports to shareholders	26,648	44,484	3,278	116,746	(49,156)	E	142,000
Audit and tax fees	39,116	38,827	35,490	35,727	(113,840)	E	35,320
Legal fees	15,383	20,323	15,804	16,424	(44,934)	E	23,000
Trustees’/Directors’ fees and expenses	3,813	7,098	8,533	25,847	—		45,291
Interest expense	256	—	484	6,020	(740)	E	6,020
Other expenses	12,882	17,069	14,660	17,582	(43,193)	E	19,000

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	707,740	923,982	1,194,256	3,615,610	(1,110,367)		5,331,221
Net (fees waived and expenses reimbursed)/recouped by investment adviser	(35,230)	(49,789)	(115,665)	(138,167)	526,364	F	187,513
Custody credits earned on cash balances	(399)	(4,423)	(57)	(2,807)	—		(7,686)
Fees paid indirectly	(32,261)	(70,328)	(26,705)	(44,587)	—		(173,881)

Net expenses	639,850	799,442	1,051,829	3,430,049	(584,003)		5,337,167

Net investment income (loss)	(458,491)	(349,111)	(718,716)	(2,926,849)	584,003		(3,869,164)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:

Net realized gain (loss) on investments (unaffiliated)	(10,247,296)	(33,214,637)	(21,695,339)	(21,468,836)	—		(86,626,108)
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	(491)	—	—		(491)

Net realized gain (loss) on investments and foreign currencies	(10,247,296)	(33,214,637)	(21,695,830)	(21,468,836)	—		(86,626,599)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	344,191	349,311	(9,950,049)	(43,453,964)	—		(52,710,511)

Net unrealized gain (loss) on investments and foreign currencies	344,191	349,311	(9,950,049)	(43,453,964)	—		(52,710,511)

Net realized and unrealized gain (loss) on investments and foreign currencies	(9,903,105)	(32,865,326)	(31,645,879)	(64,922,800)	—		(139,337,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,361,596)	$(33,214,437)	$(32,364,595)	$(67,849,649)	$584,003		$(143,206,274)

* Net of foreign withholding taxes on interest and dividends of	$139	$1,639	$5,066	$8,543			$15,387

(C)	Reflects adjustments to expenses based on surviving funds management fee of 0.75% and combined net assets.
(D)	Adjustment is due to 365 days vs. 366 days.
(E)	Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets and duplicate services or fees.
(F)	Reflects adjustments to expenses waived/reimbursed by investment advisor based on pro forma expenses.

See Notes to Pro Forma Combined Financial Statements.

B-11

Notes to Pro Forma Combined Financial Statements as of April 30, 2009 (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between the Growth Opportunities Fund, New Century Fund, Mid-Cap Growth Portfolio and the Small-Cap Growth Portfolio and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio in exchange for the assumption of liabilities of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio and shares of the Small-Cap Growth Portfolio. The statement of assets and liabilities and the related statement of operations of the Growth Opportunities Fund, New Century Fund, Mid-Cap Growth Portfolio and Small-Cap Growth Portfolio have been combined as of and for the twelve months ended April 30, 2009. Following the Reorganization, the Small-Cap Growth Portfolio will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. SunAmerica Asset Management Corp. will pay the cost of the Reorganization other than any transaction costs relating to the sale of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio’s portfolio securities prior to or after the Reorganization as described in the Agreement and plan of Reorganization.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Small-Cap Growth Portfolio, Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio which are incorporated by reference into their respective Statements of Additional Information.

NOTE 2 - VALUATION

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

B-12

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

Valuation Inputs	Pro Forma Combined Investments in Securities	Pro Forma Combined Other Financial Instruments*
Level 1 - Unadjusted Quoted Prices	$211,538,340	$—
Level 2 - Other Significant Observable Inputs	6,429,000	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$217,967,340	$—

NOTE 3 - CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of the Small-Cap Growth Portfolio which would have been issued at April 30, 2009 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the April 30, 2009 net asset value of the Small-Cap Growth Portfolio Class A ($10.46), Class B ($9.34), Class C ($9.30) and Class I ($10.68).

B-13

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C	Class I
Shares of Small-Cap Growth Portfolio	8,307,364	1,212,837	2,654,293	189,080
Additional Shares to be issued to Small-Cap Growth Portfolio	7,660,238	751,878	757,155	4,908
Pro Forma Shares outstanding	15,967,602	1,964,715	3,411,448	193,988

These pro forma financial statements assume that all shares of the Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio Class A, Class B, Class C and Class I outstanding on April 30, 2009 were exchanged, tax free, for the Small-Cap Growth Portfolio Class A, Class B, Class C and Class I shares, respectively.

NOTE 4 - PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Small-Cap Growth Portfolio, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of the Small-Cap Growth Portfolio, Growth Opportunities Fund, New Century Fund and Mid-Cap Growth Portfolio combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for the Small-Cap Growth Portfolio at the level of assets of the combined fund for the stated period.

NOTE 5 - FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Small-Cap Growth Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

B-14

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

SUNAMERICA EQUITY FUNDS

PROXY SUNAMERICA GROWTH OPPORTUNITIES FUND PROXY

3200 Plaza 5

Jersey City, NY 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SunAmerica Growth Opportunities Fund (the “Growth Opportunities Fund”), a series of SunAmerica Equity Funds (the “Trust”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John E. McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Growth Opportunities Fund standing in the name of the undersigned as of the close of business on July 31, 2009, at a, Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00, a.m. (Eastern time), on Friday October 16, 2009, and any all adjournments and postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated August [26], 2009 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date 072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

FOR AGAINST ABSTAIN

To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Growth Opportunities Fund would transfer all of its assets to the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the SunAmerica Focused Series, Inc., in exchange solely for the assumption of the Growth Opportunities Fund’s liabilities by the Small-Cap Growth Portfolio and Class A, Class B, Class C and Class I shares of the Small-Cap Growth Portfolio, which shares will be distributed by the Growth Opportunities Fund to the holders of its shares in complete liquidation, thereof; and

To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

SUNAMERICA EQUITY FUNDS

PROXY SUNAMERICA NEW CENTURY FUND PROXY

3200 Plaza 5

Jersey City, NY 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SunAmerica New Century Fund (the “New Century Fund”), a series of SunAmerica Equity Funds (the “Trust”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John E. McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the New Century Fund standing in the name of the undersigned as of the close of business on July 31, 2009, at a, Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00, a.m. (Eastern time), on Friday October 16, 2009, and any all adjournments and postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated August [26], 2009 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date 072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

1. To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the New Century Fund would transfer all of its assets to the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the SunAmerica Focused Series, Inc., in exchange solely for the assumption of the New Century Fund’s liabilities by the Small-Cap Growth Portfolio and Class A, Class B and Class C shares of the Small-Cap Growth Portfolio, which shares will be distributed by the New Century Fund to the holders of its shares in complete liquidation, thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

FOR AGAINST ABSTAIN

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

SUNAMERICA FOCUSED SERIES, INC.

PROXY FOCUSED MID-CAP GROWTH PORTFOLIO PROXY

3200 Plaza 5

Jersey City, NY 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused Mid-Cap Growth Portfolio, a series of SunAmerica Focused Series, Inc. (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John E. McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Focused Mid-Cap Growth Portfolio standing in the name of the undersigned as of the close of business on July 31, 2009, at a, Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00, a.m. (Eastern time), on Friday October 16, 2009, and any all adjournments and postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated August [26], 2009 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date 072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

1. To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Mid-Cap Growth Portfolio would transfer all of its assets to the Focused Small-Cap Growth Portfolio (the “Small-Cap Growth Portfolio”), a series of the Corporation, in exchange solely for the assumption of the Focused Mid-Cap Growth Portfolio’s liabilities by the Small-Cap Growth Portfolio and Class A, Class B and Class C shares of the Small-Cap Growth Portfolio, which shares will be distributed by the Focused Mid-Cap Growth Portfolio to the holders of its shares in complete liquidation, thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

FOR AGAINST ABSTAIN

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

072209_SIF_20484